[GRAPHIC OMITTED]

                                           Prospectus | September 10, 2009



                                            Grail Advisors Actively Managed ETFs


                                                                   RP Growth ETF

                                                 RP Focused Large Cap Growth ETF

                                                               RP Technology ETF

                                                               RP Financials ETF


THIS PROSPECTUS PROVIDES IMPORTANT INFORMATION ABOUT THE ETFS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

www.grailadvisors.com                                             1-415-677-5870

TABLE OF CONTENTS
                                                                            Page
INTRODUCTION TO THE ETFS .................................................     3
RP GROWTH ETF ............................................................     4
         INVESTMENT OBJECTIVE ............................................     4
         ETF PERFORMANCE .................................................     5
         FEES AND EXPENSES ...............................................     6
RP FOCUSED LARGE CAP GROWTH ETF ..........................................     8
         INVESTMENT OBJECTIVE ............................................     8
         ETF PERFORMANCE .................................................     9
         FEES AND EXPENSES ...............................................    10
RP TECHNOLOGY ETF ........................................................    12
         INVESTMENT OBJECTIVE ............................................    12
         ETF PERFORMANCE .................................................    13
         FEES AND EXPENSES ...............................................    14
RP FINANCIALS ETF ........................................................    16
         INVESTMENT OBJECTIVE                                                 16
         ETF PERFORMANCE .................................................    17
         FEES AND EXPENSES ...............................................    18
DESCRIPTION OF PRINCIPAL RISKS ...........................................    20
ETF MANAGEMENT ...........................................................    23
OTHER SERVICE PROVIDERS ..................................................    28
BUYING AND SELLING ETF SHARES ............................................    28
ACTIVE INVESTORS AND MARKET TIMING .......................................    33
DISTRIBUTION AND SERVICE PLAN ............................................    33
NET ASSET VALUE ..........................................................    33
ETF WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS .........................    34
PORTFOLIO TURNOVER .......................................................    35
SECTION 12(d)(1) INFORMATION .............................................    35
DIVIDENDS, DISTRIBUTIONS AND TAXES .......................................    35
FINANCIAL HIGHLIGHTS .....................................................    37

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated September 10, 2009 (which is incorporated by reference into this Prospectus and is legally a part of this Prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

[GRAPHIC OMITTED]


                      GRAIL ADVISORS ACTIVELY MANAGED ETFS

--------------------------------------------------------------------------------
                                 RP GROWTH ETF
               RP FOCUSED LARGE CAP GROWTH ETF RP TECHNOLOGY ETF
                               RP FINANCIALS ETF
--------------------------------------------------------------------------------

This Prospectus describes the RP Growth ETF, RP Focused Large Cap Growth ETF, RP Technology ETF and the RP Financials ETF (each an "ETF" and collectively the "ETFs"), each of which is a series of Grail Advisors ETF Trust ("Trust"). Grail Advisors, LLC is each ETF's investment manager ("Manager"). RiverPark Advisors, LLC ("RP") serves as the primary sub-adviser and Wedgewood Partners, Inc. ("Wedgewood") serves as sub-adviser to RP Focused Large Cap Growth ETF. RP serves as the exclusive sub-adviser of the RP Growth, RP Technology and RP Financials ETFs.

The Manager oversees the business affairs of the ETFs, provides or oversees the provision of all administrative and investment advisory services to the ETFs and coordinates the investment activities of the ETFs' sub-advisers: RP and Wedgewood. RP provides day-to-day portfolio management services to RP Growth ETF, RP Technology ETF and RP Financials ETF and, in conjunction with the Manager, oversees the day-to-day portfolio management services provided by Wedgewood to RP Focused Large Cap Growth ETF. Information regarding the Manager, RP and Wedgewood is included under the section entitled "ETF Management" in this Prospectus.

Each ETF is an "exchange traded fund." THE ETFS ARE ACTIVELY MANAGED ETFS. THE ETFS ARE NOT INDEX FUNDS AND THUS DO NOT SEEK TO REPLICATE THE PERFORMANCE OF A SPECIFIED INDEX.

Shares of each of the ETFs ("Shares") will be listed and traded on NYSE Arca, Inc. ("Exchange"). Market prices for the Shares may be different from their net asset value ("NAV"). Unlike mutual funds, Shares are not individually redeemable securities. Rather, each ETF issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares, typically 25,000 Shares, called "Creation Units." Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. INVESTORS PURCHASING SHARES IN THE SECONDARY MARKET THROUGH A BROKERAGE ACCOUNT OR WITH THE ASSISTANCE OF A BROKER MAY BE SUBJECT TO BROKERAGE COMMISSIONS AND
CHARGES.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE
SECURITIES.

An investment in the ETFs is not a deposit in a bank and it is not guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

This Prospectus provides information about investing in the ETFs. Please read this Prospectus carefully before making any investment decision.

NOTE TO RETAIL INVESTORS

Shares can be purchased directly from the ETFs only in exchange for a basket of securities that is expected to be worth several hundred thousand dollars. Most individual investors, therefore, will not be able to purchase Shares directly from an ETF. Instead, these investors will purchase Shares on the Exchange or otherwise in the secondary market with the assistance of a broker. Thus, certain information in this Prospectus is not relevant to most retail investors. For example, information about buying and redeeming Shares directly with the ETFs and about transaction fees imposed on purchases and redemptions of Creation Units is not relevant to most retail investors.

HOW ARE THE ETFS DIFFERENT FROM INDEX ETFS?

WHEREAS INDEX-BASED ETFS SEEK TO REPLICATE THE HOLDINGS OF A SPECIFIED INDEX, EACH ETF USES AN ACTIVELY MANAGED INVESTMENT STRATEGY TO MEET ITS INVESTMENT OBJECTIVE. Thus, each ETF's sub-advisers have the discretion on a daily basis to choose securities for the ETF's portfolio consistent with the ETF's investment objective.

The ETFs are designed for investors who seek exposure to a relatively low-cost actively managed portfolio of equity securities. The ETFs may be suitable for long-term investment and may also be used as an asset allocation tool or as a trading instrument.

HOW ARE THE ETFS DIFFERENT FROM MUTUAL FUNDS?

REDEEMABILITY. Mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of the day. Shares of an ETF, by contrast, cannot be purchased from or redeemed with the issuing ETF except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities (and a limited cash amount).

EXCHANGE LISTING. Unlike mutual fund shares, Shares will be listed for trading on the Exchange. An organized trading market is expected to exist for the Shares. Investors can purchase and sell Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, Shares and on changes in the prices of an ETF's portfolio holdings. The market price of Shares may differ from the NAV of an ETF. The difference between market price of Shares and the NAV of an ETF is expected to be small most of the time, though it may be significant, especially in times of extreme market volatility.

TAX TREATMENT. Unlike interests in mutual funds, Shares have been designed to be tax-efficient. Specifically their in-kind creation and redemption feature has been designed to protect ETF shareholders from adverse tax consequences associated with cash transactions in mutual fund shares, including cash redemptions. Such transactions can have an adverse tax impact on taxable shareholders due to the mutual fund's need to sell portfolio securities to obtain cash to meet such redemptions and, as necessary, recognize taxable gains in connection with such sales. By contrast, the ETFs' in-kind redemption mechanism is designed to minimize taxable gains resulting from redemptions.

The active management of the ETFs' portfolios is not expected to impact the in-kind redemption mechanism and the ETFs' ability to minimize taxable gains resulting from redemptions. Nevertheless, to the extent redemptions are effected for cash, an ETF may realize capital gains or losses, including in some cases short-term capital gains, upon the sale of portfolio securities to effect a cash redemption. Because the ETFs are actively managed, they may generate more taxable gains for shareholders than an index-based ETF, particularly during the ETFs' initial stages when portfolio changes are more likely to be implemented within the ETF rather than through the in-kind redemption mechanism.

TRANSPARENCY OF PORTFOLIO. Each ETF's portfolio holdings as of the time the ETF calculated its NAV will be disclosed daily on the ETFs' website after the close of trading on the Exchange and prior to the opening of trading on the Exchange on the following day.

A description of the ETFs' policies and procedures with respect to the disclosure of the ETFs' portfolio holdings is available in the ETFs' Statement of Additional Information.

INTRODUCTION TO THE ETFS

The ETFs described in this Prospectus are listed below, along with their investment objectives. More information about each ETF appears later in this Prospectus, as noted below.

                                                         FOR MORE INFORMATION ABOUT
            ETF           INVESTMENT OBJECTIVE(S)         THE ETF, PLEASE SEE PAGE:
--------------------   ------------------------------   ----------------------------
    RP Growth ETF      Long-term capital appreciation                  4
--------------------   ------------------------------   ----------------------------
     RP Focused
Large Cap Growth ETF   Long-term capital appreciation                  8
--------------------   ------------------------------   ----------------------------
  RP Technology ETF    Long-term capital appreciation                 12
--------------------   ------------------------------   ----------------------------
  RP Financials ETF    Long-term capital appreciation                 16
--------------------   ------------------------------   ----------------------------

The Board of Trustees of the Trust ("Board") may change an ETF's investment objective(s) and principal investment strategies without shareholder approval.

RP GROWTH ETF

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

RP Growth ETF seeks long-term capital appreciation by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies that RP, the ETF's sub-adviser, believes have above-average growth prospects. RP uses a fundamental research driven approach to identifying those industries and companies with the strongest growth prospects for revenue, earnings and/or cash flow over the medium and long term and seeks to buy stock in those companies at attractive valuations. The ETF may invest in companies of any market capitalization and in any industry. The ETF expects to invest primarily in the securities of US companies, and may also invest in US securities tied economically to foreign investments, such as American Depositary Receipts.

The ETF invests in industries that RP believes are the beneficiaries of long-term secular changes in the global economy and companies within those industries that are gaining market share and have, what RP believes to be, long-term sustainable competitive advantages and positions protected by strong barriers to entry. RP seeks companies with latent pricing power, expanding free cash flow and a high return on invested capital. RP also looks for companies with strong and experienced management teams with clear business objectives. RP believes it can gain an investment advantage not only through its primary research and by developing conviction in business models, but also because it invests with a long-term time horizon.

RP's investment process includes several well-defined steps. First, RP frames the investment opportunity by analyzing the investment characteristics of both the industry and the specific company with a focus on the medium- and long-term secular and structural dynamics involved, such as sustainable competitive advantages, barriers to entry, technological innovation, changes in government regulation and demographic trends. The next step includes fundamental research, including company visits and primary research of competitors, customers and suppliers, as RP seeks to gain conviction in both the competitive dynamics within the industry and the reputation, skill and drive of the management team. Finally, RP creates and maintains detailed, proprietary financial models of the revenues, earnings and cash flows of each potential investment and establishes price targets that encompass its view of the firm's future enterprise value. RP's purchase and sell disciplines are driven by combining its own proprietary projections of the future fundamentals of a business with what it believes are conservative valuation metrics.

RP's goal is to only invest when it can firmly establish conviction in the business prospects of the company and when it believes valuations are compelling. RP looks for the opportunity to invest in its high conviction ideas at times when it believes a company's prospects are misunderstood by other investors or analysts, the markets react to short-term events, and/or business models change.

The ETF may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the ETF may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. To the extent the ETF invokes this strategy, its ability to achieve its investment objective may be affected adversely.

PRINCIPAL RISKS

The ETF is subject to a number of risks that may affect the value of its shares, including:

    ETF Risk
    Foreign Investing Risk
    Growth Stock Risk
    Management Risk
    Market Risk
    Recent Market Events Risk
    Securities Lending Risk
    Temporary Defensive Position Risk
    Trading Risk

See "Description of Principal Risks" on pages 20 to 22 for a discussion of each of these risks.

ETF PERFORMANCE

Because the ETF has only recently begun operations, performance information is not yet available.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the ETF. Transaction costs incurred by the ETF for buying and selling securities are not reflected in the table. An investor buying or selling Shares of the ETF in the secondary market will not pay the transaction fees described in note 1, but would pay a commission to his or her broker in an amount established by the broker. Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY BY AUTHORIZED PARTICIPANTS)

Sales Charge (load) Imposed on Purchases:                           None
Transaction Fee on Purchases and Redemptions:                       Varies(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ETF ASSETS)

Management Fee:                                               0.65%
Distribution and/or service (12b-1) fees:(2)                  0.00%
Other Expenses:(3)                                            0.24%
Total Annual Fund Operating Expenses:                         0.89%
      Less: Expense Reduction/Reimbursement:(4)               0.00%
Net Annual Operating Expenses:(4)                             0.89%

EXAMPLE

The following example is intended to help retail investors compare the cost of investing in the ETF with the cost of investing in other funds. The ETF sells and redeems Shares only in Creation Units and principally on an in-kind basis for portfolio securities. The example illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the ETF. The example assumes that the ETF provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

                      One Year:                Three Years:
                         $91                      $284

This example should not be considered to represent actual expenses or performance from the past or for the future.

(1) An investor purchasing or redeeming Creation Units of the ETF will pay the ETF a transaction fee of $500, or a fee of up to $2,000 if the investor does not create or redeem through the NSCC (as defined on page 7). An investor buying or selling Shares of the ETF in the secondary market will pay a commission to his or her broker in an amount established by the broker. All investors will pay the Net Annual Operating Expenses in the table above.

(2) The ETF has adopted a Distribution and Service (12b-1) Plan pursuant to which the ETF may bear a 12b-1 fee not to exceed 0.25% per annum of the ETF's average daily net assets. However, no such fee is currently paid by the ETF, and the Board has not approved any payments for the current fiscal year.

(3) Other Expenses are based on estimated amounts for the current fiscal year.

(4) The Manager has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the ETF to 0.89% of the ETF's average net assets ("Expense Cap"). The Expense Cap will remain in effect until at least August 31, 2010. The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The ETF issues and redeems Shares at NAV only in Creation Unit blocks of 25,000. SHARES IN LESS THAN CREATION UNITS ARE NOT REDEEMABLE. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Units acquired. An investor redeeming Creation Units will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Units redeemed. A charge of up to four (4) times these fixed transaction fees may be imposed on purchases outside the enhanced clearing process of the National Securities Clearing Corporation ("NSCC"). The Creation Unit transaction and redemption fees (and variable fees) are not expenses of the ETF and do not impact the ETF's expense ratio.

The value of a Creation Unit of the ETF, as of the date of this Prospectus, was approximately $625,000. Investors holding Creation Units will also pay the Net Annual Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $625,000, a 5% return, and assuming that the ETF's operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

                       One Year:               Three Years:
                        $6,677                   $18,740

RP FOCUSED LARGE CAP GROWTH ETF

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

RP Focused Large Cap Growth ETF seeks long-term capital appreciation by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that Wedgewood, the ETF's sub-adviser, believes have above-average growth prospects. The ETF considers companies with market capitalizations in excess of $5 billion to be large capitalization companies. The ETF is non-diversified and expects to invest in a limited number of companies, generally holding securities of between 20 and 30 companies. The ETF expects to invest primarily in the securities of US companies, and may also invest in US securities tied economically to foreign investments, such as American Depositary Receipts.

Wedgewood seeks investments in market leaders with dominant products or services that are irreplaceable or lack substitutes in today's economy. Wedgewood invests for the long term, and expects to hold securities, in many cases, for more than 5 years.

Wedgewood's investment process involves rigorous qualitative and quantitative inputs as well as a strict valuation and risk discipline. Wedgewood's quantitative process seeks to differentiate among the 500-600 largest companies to separate those which exhibit factors such as above-average returns on equity, returns on capital, cash flow returns on investment, earnings per share growth and revenue growth. The qualitative process then focuses on the sustainability of the company's business model with particular emphasis on barriers to entry, competition and relative buyer/supplier leverage. Wedgewood next uses a valuation model to forecast future performance for sales, earnings and financial position to create absolute valuation projections for the company's intrinsic value seeking to invest in a focused (20-30 securities) portfolio of its highest conviction ideas. Positions are reduced or eliminated from the portfolio over time when long-term growth rates fall below Wedgewood's expectations, a superior opportunity becomes available, the position becomes fully valued according to Wedgewood's valuation discipline and/or appreciation results in an excessively large holding in the portfolio.

The ETF may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the ETF may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. To the extent the ETF invokes this strategy, its ability to achieve its investment objective may be affected adversely.

PRINCIPAL RISKS

The ETF is subject to a number of risks that may affect the value of its shares, including:

    ETF Risk
    Financial Services Stock Risk
    Foreign Investing Risk
    Growth Stock Risk
    Management Risk
    Market Risk
    Non-Diversification Risk
    Recent Market Events Risk
    Securities Lending Risk
    Technology Stock Risk
    Temporary Defensive Position Risk
    Trading Risk

See "Description of Principal Risks" on pages 20 to 22 for a discussion of each of these risks.

ETF PERFORMANCE

Because the ETF has only recently begun operations, performance information is not yet available.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the ETF. Transaction costs incurred by the ETF for buying and selling securities are not reflected in the table. An investor buying or selling Shares of the ETF in the secondary market will not pay the transaction fees described in note 1, but would pay a commission to his or her broker in an amount established by the broker. Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY BY AUTHORIZED PARTICIPANTS)

Sales Charge (load) Imposed on Purchases:                  None
Transaction Fee on Purchases and Redemptions:              Varies(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ETF ASSETS)

Management Fee:                                             0.65%
Distribution and/or service (12b-1) fees:(2)                0.00%
Other Expenses:(3)                                          0.24%
Total Annual Fund Operating Expenses:                       0.89%
      Less: Expense Reduction/Reimbursement:(4)             0.00%
Net Annual Operating Expenses:(4)                           0.89%

EXAMPLE

The following example is intended to help retail investors compare the cost of investing in the ETF with the cost of investing in other funds. The ETF sells and redeems Shares only in Creation Units and principally on an in-kind basis for portfolio securities. The example illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the ETF. The example assumes that the ETF provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

                       One Year:              Three Years:
                         $91                      $284

This example should not be considered to represent actual expenses or performance from the past or for the future.

(1) An investor purchasing or redeeming Creation Units of the ETF will pay the ETF a transaction fee of $500, or a fee of up to $2,000 if the investor does not create or redeem through the NSCC (as defined on page 7). An investor buying or selling Shares of the ETF in the secondary market will pay a commission to his or her broker in an amount established by the broker. All investors will pay the Net Annual Operating Expenses in the table above.

(2) The ETF has adopted a Distribution and Service (12b-1) Plan pursuant to which the ETF may bear a 12b-1 fee not to exceed 0.25% per annum of the ETF's average daily net assets. However, no such fee is currently paid by the ETF, and the Board has not approved any payments for the current fiscal year.

(3) Other Expenses are based on estimated amounts for the current fiscal year.

(4) The Manager has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the ETF to 0.89% of the ETF's average net assets ("Expense Cap"). The Expense Cap will remain in effect until at least August 31, 2010. The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The ETF issues and redeems Shares at NAV only in Creation Unit blocks of 25,000. SHARES IN LESS THAN CREATION UNITS ARE NOT REDEEMABLE. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Units acquired. An investor redeeming Creation Units will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Units redeemed. A charge of up to four (4) times these fixed transaction fees may be imposed on purchases outside the NSCC's enhanced clearing process. The Creation Unit transaction and redemption fees (and variable fees) are not expenses of the ETF and do not impact the ETF's expense ratio.

The value of a Creation Unit of the ETF, as of the date of this Prospectus, was approximately $625,000. Investors holding Creation Units will also pay the Net Annual Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $625,000, a 5% return, and assuming that the ETF's operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

                      One Year:                 Three Years:
                       $6,677                     $18,740

RP TECHNOLOGY ETF

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

RP Technology ETF seeks long-term capital appreciation by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies that develop, produce or distribute technology-related products and services. The ETF will invest in companies both within and outside the technology sector (the technology sector is narrower that what RP, as the ETF's sub-adviser, considers to be technology-related businesses) and the ETF will invest in companies whose value, in RP's view, derive from embracing technological innovation. These companies are not limited to the technology industry, and may include companies in sectors such as industrial and business machines; communications; computer hardware and software; computer services and peripheral products; electronics; electronic media; internet; television and video equipment and services; satellite technology and equipment; and semiconductors.

RP uses a fundamental research driven approach to identify technology-oriented companies that are suitable for the portfolio, and seeks to buy stock in those companies at attractive valuations. The ETF will primarily invest in companies with mid- to large-market capitalizations, but may invest in companies of any market capitalization. The ETF considers companies with market capitalizations of between $2 billion and $150 billion to be mid- to large-capitalization companies. The ETF expects to invest primarily in the securities of US companies, and may also invest in US securities tied economically to foreign investments, such as American Depositary Receipts.

RP's investment process includes several well-defined steps. First, RP frames the investment opportunity by analyzing the investment characteristics of both the industry and the specific company with a focus on the medium- and long-term secular and structural dynamics involved, such as sustainable competitive advantages, barriers to entry, technological innovation, changes in government regulation and demographic trends. The next step includes fundamental research, including company visits and primary research of competitors, customers and suppliers, as RP seeks to gain conviction in both the competitive dynamics within the industry and the reputation, skill and drive of the management team. Finally, RP creates and maintains detailed, proprietary financial models of the revenues, earnings and cash flows of each potential investment and establishes price targets that encompass its view of the firm's future enterprise value. RP's purchase and sell disciplines are driven by combining its own proprietary projections of the future fundamentals of a business with what it believes are conservative valuation metrics.

RP's goal is to only invest when it can firmly establish conviction in the business prospects of the company and when it believes valuations are compelling. RP looks for the opportunity to invest in its high conviction ideas at times when it believes a company's prospects are misunderstood by other investors or analysts, the markets react to short-term events, and/or business models change.

The ETF may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the ETF may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. To the extent the ETF invokes this strategy, its ability to achieve its investment objective may be affected adversely.

PRINCIPAL RISKS

The ETF is subject to a number of risks that may affect the value of its shares, including:

    ETF Risk
    Foreign Investing Risk
    Growth Stock Risk
    Industry Concentration Risk
    Management Risk
    Market Risk
    Recent Market Events Risk
    Securities Lending Risk
    Technology Stock Risk
    Temporary Defensive Position Risk
    Trading Risk

See "Description of Principal Risks" on pages 20 to 22 for a discussion of each of these risks.

ETF PERFORMANCE

Because the ETF has only recently begun operations, performance information is not yet available.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the ETF. Transaction costs incurred by the ETF for buying and selling securities are not reflected in the table. An investor buying or selling Shares of the ETF in the secondary market will not pay the transaction fees described in note 1, but would pay a commission to his or her broker in an amount established by the broker. Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY BY AUTHORIZED PARTICIPANTS)

Sales Charge (load) Imposed on Purchases:                  None
Transaction Fee on Purchases and Redemptions:              Varies(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ETF ASSETS)

Management Fee:                                           0.65%
Distribution and/or service (12b-1) fees:(2)              0.00%
Other Expenses:(3)                                        0.24%
Total Annual Fund Operating Expenses:                     0.89%
      Less: Expense Reduction/Reimbursement:(4)           0.00%
Net Annual Operating Expenses:(4)                         0.89%

EXAMPLE

The following example is intended to help retail investors compare the cost of investing in the ETF with the cost of investing in other funds. The ETF sells and redeems Shares only in Creation Units and principally on an in-kind basis for portfolio securities. The example illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the ETF. The example assumes that the ETF provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

                    One Year:                 Three Years:
                      $91                         $284

This example should not be considered to represent actual expenses or performance from the past or for the future.

(1) An investor purchasing or redeeming Creation Units of the ETF will pay the ETF a transaction fee of $500, or a fee of up to $2,000 if the investor does not create or redeem through the NSCC (as defined on page 7). An investor buying or selling Shares of the ETF in the secondary market will pay a commission to his or her broker in an amount established by the broker. All investors will pay the Net Annual Operating Expenses in the table above.

(2) The ETF has adopted a Distribution and Service (12b-1) Plan pursuant to which the ETF may bear a 12b-1 fee not to exceed 0.25% per annum of the ETF's average daily net assets. However, no such fee is currently paid by the ETF, and the Board has not approved any payments for the current fiscal year.

(3) Other Expenses are based on estimated amounts for the current fiscal year.

(4) The Manager has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the ETF to 0.89% of the ETF's average net assets ("Expense Cap"). The Expense Cap will remain in effect until at least August 31, 2010. The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The ETF issues and redeems Shares at NAV only in Creation Unit blocks of 25,000. SHARES IN LESS THAN CREATION UNITS ARE NOT REDEEMABLE. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Units acquired. An investor redeeming Creation Units will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Units redeemed. A charge of up to four (4) times these fixed transaction fees may be imposed on purchases outside the NSCC's enhanced clearing process. The Creation Unit transaction and redemption fees (and variable fees) are not expenses of the ETF and do not impact the ETF's expense ratio.

The value of a Creation Unit of the ETF, as of the date of this Prospectus, was approximately $625,000. Investors holding Creation Units will also pay the Net Annual Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $625,000, a 5% return, and assuming that the ETF's operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

                   One Year:                  Three Years:
                    $6,677                      $18,740

RP FINANCIALS ETF

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

RP Financials ETF seeks long-term capital appreciation by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of financial services companies. The ETF considers financial services companies to be those companies that derive a significant portion of their revenues from any aspect of the financial services industry, including, but not limited to, banking, lending, brokerage, exchanges, insurance, and money management, as well as real estate investment trusts ("REITs").

RP, the ETF's sub-adviser, uses a fundamental research driven approach to identify financial services companies that are suitable for the portfolio, and seeks to buy stock in those companies at attractive valuations. The ETF will primarily invest in companies with mid- to large-market capitalizations. The ETF considers companies with market capitalizations of between $2 billion and $150 billion to be mid- to large-capitalization companies. The ETF expects to invest primarily in the securities of US companies, and may also invest in US securities tied economically to foreign investments, such as American Depositary Receipts.

RP's investment process includes several well-defined steps. First, RP frames the investment opportunity by analyzing the investment characteristics of both the industry and the specific company with a focus on the medium- and long-term secular and structural dynamics involved, such as sustainable competitive advantages, barriers to entry, technological innovation, changes in government regulation and demographic trends. The next step includes fundamental research, including company visits and primary research of competitors, customers and suppliers, as RP seeks to gain conviction in both the competitive dynamics within the industry and the reputation, skill and drive of the management team. Finally, RP creates and maintains detailed, proprietary financial models of the revenues, earnings and cash flows of each potential investment and establishes price targets that encompass its view of the firm's future enterprise value. RP's purchase and sell disciplines are driven by combining its own proprietary projections of the future fundamentals of a business with what it believes are conservative valuation metrics.

RP's goal is to only invest when it can firmly establish conviction in the business prospects of the company and when it believes valuations are compelling. RP looks for the opportunity to invest in its high conviction ideas at times when it believes a company's prospects are misunderstood by other investors or analysts, the markets react to short-term events, and/or business models change.

The ETF may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the ETF may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. To the extent the ETF invokes this strategy, its ability to achieve its investment objective may be affected adversely.

PRINCIPAL RISKS

The ETF is subject to a number of risks that may affect the value of its shares, including:

    ETF Risk
    Financial Services Stock Risk
    Foreign Investing Risk
    Industry Concentration Risk
    Management Risk
    Market Risk
    Recent Market Events Risk
    REIT Risk
    Securities Lending Risk
    Temporary Defensive Position Risk
    Trading Risk

See "Description of Principal Risks" on pages 20 to 22 for a discussion of each of these risks.

ETF PERFORMANCE

Because the ETF has only recently begun operations, performance information is not yet available.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the ETF. Transaction costs incurred by the ETF for buying and selling securities are not reflected in the table. An investor buying or selling Shares of the ETF in the secondary market will not pay the transaction fees described in note 1, but would pay a commission to his or her broker in an amount established by the broker. Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY BY AUTHORIZED PARTICIPANTS)

Sales Charge (load) Imposed on Purchases:                  None
Transaction Fee on Purchases and Redemptions:              Varies(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ETF ASSETS)

Management Fee:                                            0.65%
Distribution and/or service (12b-1) fees:(2)               0.00%
Other Expenses:(3)                                         0.24%
Total Annual Fund Operating Expenses:                      0.89%
      Less: Expense Reduction/Reimbursement:(4)            0.00%
Net Annual Operating Expenses:(4)                          0.89%

EXAMPLE

The following example is intended to help retail investors compare the cost of investing in the ETF with the cost of investing in other funds. The ETF sells and redeems Shares only in Creation Units and principally on an in-kind basis for portfolio securities. The example illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the ETF. The example assumes that the ETF provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

                   One Year:              Three Years:
                     $91                     $284

This example should not be considered to represent actual expenses or performance from the past or for the future.

(1) An investor purchasing or redeeming Creation Units of the ETF will pay the ETF a transaction fee of $500, or a fee of up to $2,000 if the investor does not create or redeem through the NSCC (as defined on page 7). An investor buying or selling Shares of the ETF in the secondary market will pay a commission to his or her broker in an amount established by the broker. All investors will pay the Net Annual Operating Expenses in the table above.

(2) The ETF has adopted a Distribution and Service (12b-1) Plan pursuant to which the ETF may bear a 12b-1 fee not to exceed 0.25% per annum of the ETF's average daily net assets. However, no such fee is currently paid by the ETF, and the Board has not approved any payments for the current fiscal year.

(3) Other Expenses are based on estimated amounts for the current fiscal year.

(4) The Manager has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the ETF to 0.89% of the ETF's average net assets ("Expense Cap"). The Expense Cap will remain in effect until at least August 31, 2010. The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The ETF issues and redeems Shares at NAV only in Creation Unit blocks of 25,000. SHARES IN LESS THAN CREATION UNITS ARE NOT REDEEMABLE. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Units acquired. An investor redeeming Creation Units will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Units redeemed. A charge of up to four (4) times these fixed transaction fees may be imposed on purchases outside the NSCC's enhanced clearing process. The Creation Unit transaction and redemption fees (and variable fees) are not expenses of the ETF and do not impact the ETF's expense ratio.

The value of a Creation Unit of the ETF, as of the date of this Prospectus, was approximately $625,000. Investors holding Creation Units will also pay the Net Annual Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $625,000, a 5% return, and assuming that the ETF's operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

                      One Year:             Three Years:
                       $6,677                $18,740

DESCRIPTION OF PRINCIPAL RISKS

An investment in any of the ETFs entails risks. The ETFs could lose money, or their performance could trail that of other investment alternatives. The Manager, RP or Wedgewood cannot guarantee that the ETFs will achieve their objective(s). It is important that investors closely review and understand these risks before making an investment in an ETF. The table below provides the principal risks of investing in the ETFs. Following the table, each risk is explained.

                                          RP FOCUSED        RP          RP
                              RP GROWTH    LARGE CAP    TECHNOLOGY   FINANCIALS
                                  ETF       GROWTH ETF      ETF        ETF
ETF Risk                           X            X            X          X
Financial Services
   Stock Risk                      X            X

Foreign Investing Risk             X            X            X          X

Growth Stock Risk                  X            X            X

Industry Concentration Risk                                  X          X

Management Risk                    X            X            X          X

Market Risk                        X            X            X          X

Non-Diversification Risk                        X

Recent Market Events Risk          X            X            X          X

REIT Risk                                                               X

Securities Lending Risk            X            X            X          X

Technology Stock Risk                           X            X

Temporary Defensive
   Position Risk                   X            X            X          X

Trading Risk                       X            X            X          X

ETF RISK. The Shares may trade above or below their NAV. The NAV of each ETF will generally fluctuate with changes in the market value of the ETF's holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. The Manager cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by an ETF. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the ETFs' portfolio holdings are disclosed on a daily basis, the Manager believes that large discounts or premiums to the NAV of Shares should not be sustained.

FINANCIAL SERVICES STOCK RISK. The financial services industry is highly correlated and particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, the rate of corporate and consumer debt defaults, regulatory developments, and price competition. Profitability can fluctuate significantly when interest rates change. The stocks may also be vulnerable to inflation. Some companies in the financial services industry are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Credit losses resulting from financial difficulties of borrowers can negatively affect companies in the industry. The financial services industry, as a whole, is currently undergoing relatively rapid change in light of evolving government regulations, industry consolidation and as existing distinctions between financial service segments become less clear.

FOREIGN INVESTING RISK. Foreign investing, including investments in American Depositary Receipts, carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) social, political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and
(7) less availability of information for an investment sub-adviser to determine a company's financial condition.

GROWTH STOCK RISK. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the ETF's performance. When growth investing is out of favor, the ETF's share price may decline even though the companies the ETF holds have sound fundamentals. Growth stocks may also experience higher than average volatility.

INDUSTRY CONCENTRATION RISK. The ETF may focus its investments in a particular industry or group of industries. Securities of companies in the same industry or group of industries may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The ETF's investments in multiple companies in a particular industry increase the ETF's exposure to risks of the particular industry and may increase the ETF's volatility.

MANAGEMENT RISK. Securities selected by the sub-adviser for the ETF may not perform to expectations. This could result in the ETF's underperformance compared to other funds with similar investment objectives.

MARKET RISK. Since the ETF invests most or a substantial portion of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the ETF's investments in stocks will decline due to drops in the stock market. In general, the value of the ETF will move in the same direction as the overall stock market in which the ETF invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

NON-DIVERSIFICATION RISK. The ETF is non-diversified, which means that it may hold larger positions in a smaller number of individual securities than if it were diversified. This means that increases or decreases in the value of any of the individual securities owned by the ETF may have a greater impact on the ETF's NAV and total return than would be the case in a diversified fund which would likely hold more securities. Therefore, the ETF's value may fluctuate more, and it could incur greater losses as a result of decreases in the value of any one of its holdings, than if it had invested in a larger number of stocks.

RECENT MARKET EVENTS RISK. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the ETF.

REIT RISK. REITs are pooled investment vehicles that invest in real estate or real estate-related companies. In general, the value of a REIT's shares changes in light of factors affecting the real estate industry, including the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, environmental liability risks, changes in real estate values, changes in property taxes and operating expenses, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate also may be affected by changes in interest rates and social and economic trends. REITs are also subject to the risk of poor performance by the REIT's manager, defaults by borrowers, self-liquidation, adverse changes in the tax laws, and the risk of failing to qualify for relevant tax and regulatory exemptions.

SECURITIES LENDING RISK. Each ETF may make secured loans of its portfolio securities. Borrowers of the ETF's securities may provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the ETF's ability to vote proxies or to settle transactions. To the extent the ETF lends its securities, it may be subject to these risks.

TECHNOLOGY STOCK RISK. Technology industries can be significantly affected by aggressive pricing, technological innovation, obsolescence of existing technology, short product cycles, falling prices and profits, the ability to attract and retain skilled employees, competition from new market entrants and general economic conditions. Profitability can also be affected by changing domestic and international demand, research and development costs and availability and price of components. In addition, technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. Earnings disappointments and intense competition for market share can result in sharp price declines.

TEMPORARY DEFENSIVE POSITION RISK. Under adverse market conditions, the ETF may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. A larger percentage of such investments could moderate an ETF's investment results. An ETF may not achieve its investment objective using this type of investing.

TRADING RISK. Although the Shares will be listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF will continue to be met or will remain unchanged.

ETF MANAGEMENT

GRAIL ADVISORS, LLC

The Manager, a majority-owned subsidiary of Grail Partners, LLC, acts as each ETF's investment manager. The Manager is a Delaware limited liability company with its principal offices located at One Ferry Building, Suite 255, San Francisco, CA 94111. The Manager is responsible for overseeing the management of the ETFs but does not oversee the day-to-day investment of the ETFs' portfolios. The Manager oversees the business affairs of the ETFs, provides or oversees the provision of all administrative and investment advisory services to the ETFs and coordinates the investment activities of RP and Wedgewood. These services are provided under the terms of an Investment Management Agreement dated September 10, 2009 ("Investment Management Agreement") between the Trust, on behalf of each ETF, and the Manager.

Pursuant to the Investment Management Agreement, each ETF pays the Manager a management fee for the services and facilities it provides payable on a monthly basis at the annual rates set forth in the table below, calculated as a percentage of an ETF's average daily net assets. From time to time, the Manager may waive all or a portion of its fee; any such waiver would increase an ETF's performance. The Manager is responsible for compensating RP and Wedgewood out of the management fees it receives from each ETF.

                           ETF                  MANAGEMENT FEE
                      RP Growth ETF                 0.65%
            RP Focused Large Cap Growth ETF         0.65%
                    RP Technology ETF               0.65%
                    RP Financials ETF               0.65%

RIVERPARK ADVISORS, LLC

RP acts as primary sub-adviser of the RP Focused Large Cap Growth ETF and as the exclusive sub-adviser of the RP Growth ETF, RP Technology ETF and RP Financials ETF. RP is registered as an investment adviser with the Securities and Exchange Commission ("SEC") and is located at 156 West 56th Street, 17th Floor, New York, NY 10019 and is a wholly-owned subsidiary of RP Holding Group LLC, a newly-organized Delaware limited liability company. RP Holding Group LLC is currently controlled by Morty Schaja and Mitchell Rubin. In addition to the services it provides the ETFs, RP offers its advisory services to separate accounts and alternative vehicles. Mr. Schaja, CFA, is RP's Chief Executive Officer, and Mr. Rubin, CFA, is RP's Chief Investment Officer.

RP provides day-to-day portfolio management services to RP Growth ETF, RP Technology ETF and RP Financials ETF and, in conjunction with the Manager, oversees the day-to-day portfolio management services provided by Wedgewood to RP Focused Large Cap Growth ETF. For the RP Growth ETF, RP Technology ETF and RP Financials ETF, RP has discretion to purchase and sell securities in accordance with these ETFs' objectives, policies, and restrictions.

With respect to the RP Growth ETF, RP Technology ETF and RP Financials ETF, RP has entered into an Investment Sub-Advisory Agreement between the Manager and RP, dated September 10, 2009 ("RP Agreement I"). With respect to the RP Focused Large Cap Growth ETF, RP has entered into a Primary Investment Sub-Advisory Agreement between the Manager and RP, dated September 10,

2009 (together with RP Agreement I, the "RP Sub-Advisory Agreements"), and is also a party to the Wedgewood Subadvisory Agreement described below. Pursuant to the RP Subadvisory Agreements, RP receives fees from the Manager to provide the services described above. These fees are paid by the Manager out of the advisory fees it receives from an ETF; they are not separately paid by an ETF. From time to time, RP may waive all or a portion of its fee.

PORTFOLIO MANAGERS

Below are the backgrounds of the RP Portfolio Managers responsible for the day-to-day portfolio management of the RP Growth ETF, RP Technology ETF and RP Financials ETF. The RP Financials ETF is managed by a team of RP professionals, led by Mr. Schaja and Mr. Rubin. This team also oversees Wedgewood's portfolio management of the RP Focused Large Cap Growth ETF. In addition, the RP Portfolio Managers are supported by a group of outside advisors.

Mitchell Rubin, CFA, is the portfolio manager of RP Growth ETF and a leader of the RP Financials ETF management team, and has served in these capacities since the ETFs' inception. Mr. Rubin is the Chief Investment Officer of RP. Mr. Rubin received a BA in Economics and Political Science from the University of Michigan in 1988 and a JD from Harvard Law School in 1991. From 1991 to 1994, he was an associate at Latham & Watkins specializing in corporate finance transactions. From 1994 until joining Baron Capital in November of 1995, Mr. Rubin was an equity research analyst for Smith Barney, focusing on emerging growth stocks. In 1995, he joined Baron Capital as a research analyst covering consumer/retail, gaming/leisure/lodging and real estate. In 1999, he was co-portfolio manager for Baron Growth Fund. He served as portfolio manager for the Baron iOpportunity Fund, a technology-focused mutual fund, from the fund's inception in March 2000 through March 2006, and was also the portfolio manager of Baron Fifth Avenue Growth Fund, a large-cap growth mutual fund, from the fund's inception in May 2004 through March 2006. From June 2006 to June 2008, he was a managing general partner of RiverPark Partners, a long/short equity fund.

Conrad van Tienhoven is the portfolio manager of RP Technology ETF and has served as portfolio manager since the ETF's inception. Mr. van Tienhoven is a principal of RP. He graduated from the University of Texas with a BA in Economics in 1997. In 1997, he joined Baron Capital as an analyst focusing on the real estate and consumer/retail industries. In 2000, he became an analyst on the Baron iOpportunity Fund focusing on internet media, ecommerce, hardware, software, and online business services. In 2004, Mr. van Tienhoven became an analyst for the Baron Fifth Avenue Growth Fund. From June 2006 to June 2008, he was a senior analyst of RiverPark Partners, a long/short equity fund.

Morty Schaja, CFA, is a leader of the RP Financials ETF management team, and has served in this capacity since the ETF's inception. Mr. Schaja is the Chief Executive Officer of RP. Mr. Schaja graduated from Tel-Aviv University in 1975 with a BS in Physics and from Columbia University in 1976 with an MBA in finance and accounting. From 1977 to 1985, he was Vice President for Consulting with Data Resources, Inc., a leading economic consulting and forecasting firm. From 1986 through 1987 he was a Senior Analyst with Donaldson, Lufkin & Jenrette's Stock Index Department. From 1987 until 1990, Mr. Schaja was Executive Vice President of First Security, a registered investment adviser and hedge fund adviser. From February 1991 through March 2006, Mr. Schaja had various responsibilities with Baron Capital leading to his position as President and Chief Operating Officer, where he managed the growth of the firm from $50 million in assets under management to over $15 billion. From June 2006 to April 2009, he was a managing general partner of RiverPark Capital, a registered investment adviser that managed long only and long/short strategies.

WEDGEWOOD PARTNERS, INC.

Wedgewood acts as the sub-adviser for RP Focused Large Cap Growth ETF. Wedgewood is registered as an investment adviser with the SEC and is located at 9909 Clayton Road, Suite 103, St. Louis, MO 63124. Anthony L. Guerrerio is the majority owner of Wedgewood, and David A. Rolfe is the minority owner. The firm's investment style is large cap focused growth.

Wedgewood began operations in 1988 and was founded by Anthony L. Guerrerio, who is its Chief Executive Officer. Mr. Guerrerio has over 30 years experience in the investment business having founded Mark Twain Brokerage Services, Inc., one of the first commercial bank brokerage businesses in the United States. Prior to that, he was with the investment firm of Salomon Brothers in New York. He holds a BS in Engineering from the United States Military Academy, West Point, NY and an MBA from Harvard Business School.

Wedgewood provides day-to-day portfolio management services to RP Focused Large Cap Growth ETF. For this ETF, Wedgewood has discretion to purchase and sell securities in accordance with the ETF's objectives, policies, and restrictions.

Wedgewood has entered into an Investment Sub-Advisory Agreement among the Manager, RP and Wedgewood, dated September 10, 2009, with respect to the RP Focused Large Cap Growth ETF ("Wedgewood Subadvisory Agreement"). Pursuant to the Wedgewood Subadvisory Agreement, Wedgewood receives fees from the Manager to provide the services described above. These fees are paid out of the advisory fees the Manager receives from the RP Focused Large Cap Growth ETF; they are not separately paid by the RP Focused Large Cap Growth ETF. From time to time, Wedgewood may waive all or a portion of its fee.

PORTFOLIO MANAGER

David A. Rolfe, CFA, is the portfolio manager of RP Focused Large Cap Growth ETF and has served as portfolio manager since the ETF's inception. Mr. Rolfe is the Chief Investment Officer of Wedgewood. He has been responsible for Wedgewood's Focused Large Cap Growth strategy since its inception in 1992. Prior to that, he was an Investment Officer at Boatmen's Trust Company in St. Louis. He holds a BSBA in Finance from the University of Missouri.

THE WEDGEWOOD PORTFOLIO MANAGER'S PERFORMANCE INFORMATION

The following table contains performance information for Wedgewood's Equity Composite (the "Composite"). The Composite represents a composite of all fully discretionary taxable and non-taxable accounts managed by Wedgewood with substantially similar objectives, policies, strategies and risks to those of the RP Focused Large Cap Growth ETF.

The performance information is limited and may not reflect performance in all economic cycles. The accounts in the Composite were not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies such as the RP Focused Large Cap Growth ETF, including those under the Investment Company Act of 1940, as amended ("Investment Company Act"), and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected the performance of the accounts in the Composite. Further, none of the accounts in the Composite have operated as an ETF, and different performance results for the RP Focused Large Cap Growth ETF are likely due to, among other things, anticipated differences between the cash positions of the ETF and the accounts in the Composite.

The performance information below is presented after deduction of fees applicable to the accounts in the Composite, as described in the notes to the Composite, which vary from the RP Focused Large Cap Growth ETF's estimated fees and expenses, as described in the ETF's fee tables (see "Fees and Expenses" above).

Annual return data is presented for each full calendar year since the inception of the Composite in 1992, and information for the current year is through July 31, 2009. Average annual total returns are presented for the one-year, three-year, five-year and ten-year periods through June 30, 2009, as well as the period from inception through June 30, 2009.

THIS PERFORMANCE INFORMATION IS NOT THE HISTORICAL PERFORMANCE OF RP FOCUSED LARGE CAP GROWTH ETF. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PAST PERFORMANCE OF THE COMPOSITE IS NOT INDICATIVE OF THE FUTURE PERFORMANCE OF RP FOCUSED LARGE CAP GROWTH ETF.

WEDGEWOOD EQUITY COMPOSITE:


                             [BAR GRAPHIC OMITTED]



NET OF FEES (AS OF 6/30/2009)      WEDGEWOOD      RUSSELL 1000 GROWTH
1 Year                              -10.25            -24.51
3 Year                               -1.53            -5.45
5 Year                               -0.29            -1.82
10 Year                               1.53            -4.18
Inception (9/30/1992)                10.17             5.60

                                           ANNUAL PERFORMANCE RESULTS
---------------------------------------------------------------------------------------------------
YEAR END             2009*       2008     2007    2006     2005    2004     2003    2002     2001
---------------------------------------------------------------------------------------------------
Composite Net       37.72%     (38.12%)  15.04%  (2.77%)   5.84%   9.61%   42.25% (20.42%)  (7.72%)
Russell 1000
   Growth           19.45%     (38.44%)  11.81%   9.08%    5.26%   6.30%   29.75% (27.89%) (20.42%)
---------------------------------------------------------------------------------------------------
YEAR END             2000        1999     1998    1997     1996    1995     1994    1993
---------------------------------------------------------------------------------------------------
Composite Net      (10.31%)     56.99%   49.60%  21.10%   23.57%  42.59%    3.78%  (6.21%)
Russell 1000
   Growth          (22.42%)     33.16%   38.71%  30.49%   23.12%  37.19%    2.66%   2.90%

* Year To Date as of 7/31/2009

Notes:

As of June 30, 2009, the Composite consisted of 414 accounts. The minimum account size for accounts in the Composite is $65 thousand. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm.

The US Dollar is the currency used to express performance. Returns are presented net of management fees and include the reinvestment of all income. Net of fee performance was calculated using actual management fees, which may vary by client, but ranged from 0.35% to 1.50% . Some accounts in the Composite may pay an all-inclusive wrap fee based on a percentage of assets under management; these accounts are reduced by all actual fees and transaction costs incurred. Other than brokerage commissions, the fee includes investment management, portfolio monitoring, consulting services, and in some cases, custodial services. Wrap accounts represent approximately 22% of the Composite's assets as of June 30, 2009.

Carve-outs (non-equity positions) are included in the Composite and performance reflects total segment plus cash returns using an actual pro rata allocation. As of June 30, 2009, less than 1% of the Composite's assets were comprised of carve-out segments.

The ETFs' Statement of Additional Information provides additional information about the portfolio managers at RP and Wedgewood, including other accounts they manage, their ownership in the ETFs they manage, and their compensation.

APPROVAL OF ADVISORY AGREEMENTS

A discussion regarding the basis for the Board's approval of the Investment Management Agreement, the RP Subadvisory Agreements and the Wedgewood Subadvisory Agreement will be available in the ETFs' first report to shareholders.

OTHER SERVICE PROVIDERS

ALPS Distributors, Inc. ("Distributor"), 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the distributor of Creation Units for each ETF on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Bank of New York Mellon Corporation ("BNY Mellon"), One Wall Street, New York, New York 10286, is the administrator, fund accountant and transfer agent for the ETFs.

BNY Mellon, One Wall Street, New York, New York 10286, is also the custodian for the ETFs.

K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006 serves as legal counsel to the ETFs.

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the ETFs' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the ETFs.

BUYING AND SELLING ETF SHARES

Shares will be issued or redeemed by each ETF at NAV per Share only in Creation Units, which are likely to cost hundreds of thousands of dollars. Shares will trade on the secondary market, however, which is where most retail investors will buy and sell Shares. It is expected that only a limited number of institutional investors will purchase and redeem shares directly from the ETFs. Thus, certain information in this Prospectus is not relevant to most retail investors. For example, information about buying and redeeming Shares directly with the ETFs and about transaction fees imposed on such purchases and redemptions is not relevant to most retail investors.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE WITH THE ETFS. Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

Most investors will buy and sell Shares in secondary market transactions through brokers and therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold throughout the trading day like shares of any publicly traded issuer. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares.

The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in an ETF and no minimum number of Shares you must buy.

The Shares will be listed on NYSE Arca, Inc. (the Exchange) under the following symbols:

                     ETF                     TRADING SYMBOL
                RP Growth ETF                     RPX
       RP Focused Large Cap Growth ETF            RWG
             RP Technology ETF                    RPQ
             RP Financials ETF                    RFF

The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.

BOOK ENTRY. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC"), or its nominee, will be the registered owner of all outstanding Shares of the ETFs and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the ETFs.

SHARE TRADING PRICES. The trading prices of an ETF's Shares may differ from the ETF's daily NAV and can be affected by market forces of supply and demand for the ETFs' shares, the prices of the ETF's portfolio securities, economic conditions and other factors.

The Exchange or another market information provider intends to disseminate the approximate value of each ETF's portfolio every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV of an ETF because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The ETFs are not involved in, or responsible for, the calculation or dissemination of the approximate values and make no warranty as to the accuracy of these values.

BUYING SHARES DIRECTLY FROM THE ETFS

You can purchase Shares directly from the ETFs only in Creation Units or multiples thereof. The number of Shares in a Creation Unit may, but is not expected to, change over time. The ETFs will not issue fractional Creation Units. Creation Units may generally be purchased in exchange for a basket of securities - known as the IN-KIND CREATION BASKET and cash equal to the CASH COMPONENT, as discussed further below. The ETFs reserve the right to reject any purchase request at any time, for any reason, and without notice. The ETFs can stop selling Shares or postpone payment of redemption proceeds at times when the Exchange is closed or under any emergency circumstances as determined by the SEC.

To purchase Shares directly from an ETF, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An "Authorized Participant" is a participant of the Continuous Net Settlement System of the NSCC or the DTC that has executed a Participant Agreement with the Distributor. The Distributor will provide a list of Authorized Participants upon request. Authorized Participants may purchase Creation Units of Shares, and sell individual Shares on the Exchange. See "Continuous Offering" below.

    IN-KIND CREATION BASKET. On each business day, prior to the opening of trading on the Exchange, BNY Mellon will post on the NSCC bulletin board the In-Kind Creation Basket for each ETF for that day. The In-Kind Creation Basket will identify the name and number of shares of each security that must be contributed to an ETF for each Creation Unit purchased. Each ETF reserves the right to accept a nonconforming In-Kind Creation Basket.

    CASH COMPONENT. In addition to the in-kind deposit of securities, a purchaser will either pay to, or receive from, the ETF an amount of cash ("Balancing Amount") equal to the difference between the NAV of a Creation Unit and the value of the securities in the In-Kind Creation Basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. BNY Mellon will publish, on a daily basis, information about the previous day's Balancing Amount. To the extent a purchaser is not owed a Balancing Amount larger than the Transaction Fee, described below, the purchaser also must pay a Transaction Fee, in cash. The Balancing Amount and the Transaction Fee, taken together, are referred to as the Cash Component.

    PLACEMENT OF PURCHASE ORDERS. All purchase orders must be placed by or through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run by DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process may be charged a higher transaction fee (discussed below). A purchase order must be received by the Distributor prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order to receive the NAV determined on that day.

    TRANSACTION FEE ON PURCHASE OF CREATION UNITS. Each ETF will impose a "Creation Transaction Fee" on each purchase of Creation Units. The Creation Transaction Fee for purchases effected through the NSCC's enhanced clearing process, regardless of the number of units purchased, is as follows:

                         ETF                   CREATION TRANSACTION FEE
                    RP Growth ETF                        $500
           RP Focused Large Cap Growth ETF               $500
                  RP Technology ETF                      $500
                  RP Financials ETF                      $500

    A charge of up to four (4) times the fee shown above may be imposed on purchases outside the NSCC's enhanced clearing process, including purchases involving non-conforming In-Kind Creation Baskets or cash. Investors who, directly or indirectly, use the services of a broker or other such intermediary to compose a Creation Unit may pay additional fees for these services. The transaction fee is paid to the relevant ETF. The fee protects existing shareholders of an ETF from the costs associated with issuing Creation Units.

REDEEMING SHARES DIRECTLY FROM AN ETF

You may redeem Shares of the ETFs only in Creation Units or multiples thereof. To redeem Shares directly with an ETF, you must be an Authorized Participant or you must redeem through an Authorized Participant. Creation Units generally may be redeemed in exchange for a basket of securities -- known as the IN-KIND REDEMPTION BASKET and cash equal to the CASH COMPONENT, as discussed further below.

    IN-KIND REDEMPTION BASKET. Redemption proceeds will generally be paid in kind with a basket of securities known as the In-Kind Redemption Basket. In most cases, the In-Kind Redemption Basket will be the same as the In-Kind Creation Basket for that same day. There will be times, however, when the In-Kind Creation Basket and In-Kind Redemption Baskets differ. The composition of the In-Kind Redemption Basket will be available on the NSCC bulletin board. An ETF may honor a redemption request with a nonconforming In-Kind Redemption Basket.

    CASH COMPONENT. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the securities in the In-Kind Redemption Basket, a redeeming investor will either receive from, or pay to, the ETF a Balancing Amount in cash. If due to receive a Balancing Amount, the amount actually received will be reduced by the amount of the applicable Transaction Fee, described below. The Balancing Amount and the Transaction Fee, taken together, are referred to as the Cash Component.

    PLACEMENT OF REDEMPTION ORDERS. As with purchases, redemptions must be processed either through the DTC process or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by the Distributor prior to the close of regular trading on the NYSE on that date, and if all other procedures set forth in the Participant Agreement are followed.

    TRANSACTION FEE ON REDEMPTION OF CREATION UNITS. The ETFs impose a "Redemption Transaction Fee" on each redemption of Creation Units. The amount of the Redemption Transaction Fee on redemptions effected through the NSCC and DTC, and on nonconforming redemptions, is the same as the Creation Transaction Fee (see above). The Redemption Transaction Fee is paid to the ETF. The fee protects existing shareholders of the ETF from the costs associated with redeeming Creation Units.

LEGAL RESTRICTIONS ON TRANSACTIONS IN CERTAIN SECURITIES. An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the ETF's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the In-Kind Creation Basket applicable to the purchase of a Creation Unit.

Creations and redemptions of Shares will be subject to compliance with applicable federal and state securities laws, including that securities accepted for deposit and securities used to satisfy redemption requests are sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended ("Securities Act"). The ETFs (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that an investor could not lawfully purchase or an ETF could not lawfully deliver specific securities under such laws or the local laws of a jurisdiction in which the ETF invests. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in an In-Kind Redemption Basket may be paid an equivalent amount of cash. An Authorized Participant that is not a qualified institutional buyer (QIB) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

CONTINUOUS OFFERING. You should be aware of certain legal risks unique to investors purchasing Creation Units directly from an ETF. Because Shares may be issued on an ongoing basis, a "distribution" of Shares could be occurring at any time. Certain activities that you perform with respect to the sale of Shares could, depending on the circumstances, result in your being deemed to be a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing ETF, break them down into the constituent Shares, and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an "unsold allotment" within the meaning of
Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

ACTIVE INVESTORS AND MARKET TIMING

The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the ETFs' Shares because investors primarily transact in ETF Shares on the secondary market. Frequent trading of Shares on the secondary market does not disrupt portfolio management, increase an ETF's trading costs, lead to realization of capital gains or otherwise harm ETF shareholders because these trades do not involve the issuance or redemption of ETF Shares.

The ETFs sell and redeem their Shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Authorized Participant and the Distributor, principally in exchange for a basket of securities. With respect to such trades directly with the ETFs, to the extent effected in-kind (i.e., for securities), they do not cause the harmful effects that may result from frequent cash trades.

The Board recognized that to the extent that the ETFs allow or require trades to be effected in whole or in part in cash, those trades could result in dilution to an ETF and increased transaction costs, which could negatively impact an ETF's ability to achieve its investment objective. The Board also recognized, however, that direct trading by Authorized Participants is critical to ensuring that the ETFs' Shares trade at or close to NAV. Further, the ETFs may employ fair valuation pricing to minimize the potential for dilution from market timing. Moreover, each ETF imposes Transaction Fees on purchases and redemptions of ETF Shares, which increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that an ETF's costs increase in those circumstances. Each ETF reserves the right to impose additional restrictions on disruptive, excessive or short-term purchases.

DISTRIBUTION AND SERVICE PLAN

Each ETF has adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, an ETF is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services ("Service Providers"). If a Service Provider provides such services, an ETF may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act.

No distribution or service fees are currently paid by any ETF, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in an ETF.

NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time.

Each ETF calculates its NAV per Share by:

    o Taking the current market value of its total assets,
    o Subtracting any liabilities, and
    o Dividing that amount by the total number of Shares owned by shareholders.

If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.

When calculating the NAV of an ETF's Shares, expenses are accrued and applied daily and stocks held by the ETF are valued at their market value when reliable market quotations are readily available. Common stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a third-party independent pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers. Certain short-term debt instruments used to manage an ETF's cash are valued on the basis of amortized cost. The values of any foreign securities held by an ETF are converted into U.S. dollars using an exchange rate obtained from an independent third party.

When reliable market quotations are not readily available, securities are priced at their fair value as determined in good faith using methods approved by the Board. An ETF may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the ETF's pricing time but after the close of the primary markets or exchanges on which the security is traded. Intervening events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change), or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing also may be used for domestic securities -- for example, if (1) trading in a security is halted and does not resume before the ETF's pricing time or if a security does not trade in the course of a day and (2) the ETF holds enough of the security that its price could affect the ETF's NAV.

Fair-value prices are determined by the Valuation Committee, composed of representatives of Grail and RP, according to procedures adopted by the Board. When fair-value pricing is employed, the prices of securities used by the ETF to calculate its NAV may differ from quoted or published prices for the same securities.

ETF WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the ETFs at www.grailadvisors.com. Among other things, this website includes this Prospectus and the Statement of Additional Information, and will include the ETFs' holdings, the ETFs' last annual and semi-annual reports (when available), pricing information about Shares trading on the Exchange, daily NAV calculations and a historical comparison of the trading prices to NAV.

The ETFs publicly disseminate their full portfolio holdings each day the ETF is open for business through its website at www.grailadvisors.com. In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify the securities and share quantities which are delivered in exchange for purchases and redemptions of Creation Units, are publicly disseminated daily prior to the opening of trading on the Exchange via the NSCC.

PORTFOLIO TURNOVER

In contrast to certain ETFs that seek to replicate the performance of a specified index, the ETFs are actively-managed and may trade securities actively. A higher rate of portfolio turnover (e.g., over 100%) may result in higher transaction costs, including brokerage commissions and generate higher capital gains to an ETF than commonly associated with index-based ETFs. However, as discussed above, the ETFs expect to transact in kind, which should limit the brokerage costs of, and capital gains realized for, the ETFs. In addition, the ETFs will impose Transaction Fees, which should offset brokerage costs. Further, the ETFs expect to have an annual portfolio turnover rate of less than 100%. Shareholders should consult their own tax adviser for individual tax advice.

SECTION 12(d)(1) INFORMATION

The Trust and the ETFs are part of the Grail Advisors Actively Managed ETFs family of funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the Investment Company Act.

For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Investment Company Act are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act, except as permitted by an exemptive order of the SEC. The SEC has granted the Trust such an order to permit registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment. Accordingly, registered investment companies that wish to rely on the order must first enter into such a written agreement with the Trust and should contact the Trust to do so.

DIVIDENDS, DISTRIBUTIONS AND TAXES

ETF DISTRIBUTIONS

Each ETF pays out dividends from its net investment income to shareholders annually. Each ETF distributes its net capital gains, if any, annually. Each ETF typically earns income dividends from stocks. These amounts, net of expenses, are passed along to ETF shareholders as "income dividend distributions." Each ETF realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gains distributions."

You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

Brokers may make available to their customers who own Shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require ETF shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the same ETF purchased in the secondary market. Without this service, investors would receive their distributions in cash.

TAXES

As with any investment, you should consider how your investment in Shares of an ETF will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of an ETF.

ETF distributions and your sale of your Shares in an ETF will have tax consequences to you. Such consequences may not apply if you hold your Shares through a tax-exempt entity or tax-deferred retirement account, such as an IRA.

TAXES ON DISTRIBUTIONS

Distributions by an ETF generally are taxable to you as ordinary income or capital gains. Distributions of an ETF's "investment company taxable income" (which is, generally, ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to the extent of the ETF's current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares.

Distributions of an ETF's net capital gains (which are net long-term capital gains in excess of net short-term capital losses) properly designated by the ETF as "capital gain dividends" will be taxable to you as long-term capital gains at a maximum rate of 15% (20% after 2010) in the case of individuals, trusts or estates, regardless of your holding period in an ETF's Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of an ETF's earnings and profits first will reduce your adjusted tax basis in ETF Shares and, after the adjusted basis is reduced to zero, will constitute capital gains. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010, and 20% thereafter, if the distributions are attributable to Shares held by you for more than one year. Distributions by an ETF that qualify as qualified dividend income are taxable to you at the long-term capital gain rate through 2010 and, without further Congressional action, will be taxable as ordinary income thereafter. In order for a distribution by an ETF to be treated as qualified dividend income, the ETF must meet holding period and other requirements with respect to its dividend paying stocks and you must meet similar requirements with respect to the ETF's Shares.

Corporate shareholders are generally eligible for the 70% dividends received deduction with respect to an ETF's ordinary income dividends, but not capital gains dividends, to the extent the ETF designates such dividends as qualifying for this deduction, except that the aggregate amount so designated in any year cannot exceed the dividends received by an ETF from domestic corporations.

Under a dividend reinvestment service, you may have the option that all cash distributions are automatically reinvested in additional ETF Shares. Any distributions reinvested under such a service will nevertheless be taxable to you. You will have an adjusted basis in the additional Shares purchased through such a reinvestment service equal to the amount of the reinvested distribution. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to your account.

In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.

You may be subject to Federal back-up withholding, at a current rate of 28%, if you have not provided a taxpayer identification number or social security number and made other required certifications.

You may also be subject to state and local taxes on distributions, sales and redemptions.

TAXES WHEN SHARES ARE SOLD

Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if you held the Shares for more than one year. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed under "wash sale" rules if other Shares of the same ETF are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Component. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment.

You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. More information about taxes is in the ETFs' Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The ETFs are newly organized and therefore have not yet had any operations as of the date of this Prospectus.

[GRAPHIC OMITTED]


                      GRAIL ADVISORS ACTIVELY MANAGED ETFS

If you would like more information about the ETFs and the Trust, the following documents are available free, upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the ETFs will be in their annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each ETF's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information dated September 10, 2009, which contains more details about the ETFs, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

To receive a free copy of the latest annual or semi-annual report, when available, or the Statement of Additional Information, or to request additional information about the ETFs, please contact us as follows:

    Call: 1-415-677-5870
    Write: Grail Advisors ETF Trust
           c/o Grail Advisors, LLC
           One Ferry Building, Suite 255
           San Francisco, CA 94111
    Visit: www.grailadvisors.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

Information about the ETFs, including their reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

                   Investment Company Act File No. 811-22154.

                       STATEMENT OF ADDITIONAL INFORMATION

                            GRAIL ADVISORS ETF TRUST

                                  RP Growth ETF
                         RP Focused Large Cap Growth ETF
                                RP Technology ETF
                                RP Financials ETF




             ONE FERRY BUILDING, SUITE 255, SAN FRANCISCO, CA 94111

                              PHONE: 1-415-677-5870

                               September 10, 2009






This SAI describes the Grail Advisors ETF Trust, which was formed on December 7, 2007. The Trust is an open-end registered management investment company under the Investment Company Act, and is currently comprised of six ETFs. RP Growth ETF, RP Focused Large Cap Growth ETF, RP Technology ETF and RP Financials ETF are discussed in this SAI. Grail American Beacon Large Cap Value ETF and Grail American Beacon International Equity ETF are discussed in a separate Prospectus and Statement of Additional Information, each dated May 1, 2009.

Each ETF is an actively managed exchange-traded fund. Grail Advisors, LLC serves as the Manager to each ETF. RiverPark Advisors, LLC, or RP, serves as the primary sub-adviser to the RP Focused Large Cap Growth ETF and as the exclusive sub-adviser to the RP Growth ETF, RP Technology ETF and RP Financials ETF. Wedgewood Partners, Inc. serves as the sub-adviser of the RP Focused Large Cap Growth ETF. The Manager oversees the business affairs of the ETFs, provides or oversees the provision of all administrative and investment advisory services to the ETFs and coordinates the investment activities of the ETFs' sub-advisers: RP and Wedgewood RP provides day-to-day portfolio management services to RP Growth ETF, RP Technology ETF and RP Financials ETF and, in conjunction with the Manager, oversees the day-to-day portfolio management services provided by Wedgewood to RP Focused Large Cap Growth ETF. ALPS Distributors, Inc. serves as the Distributor for each ETF.

Shares of the ETFs are neither guaranteed nor insured by the U.S. Government.

This SAI, dated September 10, 2009 is not a prospectus. It should be read in conjunction with the ETFs' Prospectus, dated September 10, 2009, which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Distributor, calling 1-415-677-5870 or visiting www.grailadvisors.com. An annual report for the ETFs will be available in the same manner once the ETFs have completed their first annual period.



                                TABLE OF CONTENTS

                                                                                                               Page



TRUST AND ETFS OVERVIEW...........................................................................................5
EXCHANGE LISTING AND TRADING......................................................................................6
DISCLOSURE OF PORTFOLIO HOLDINGS..................................................................................7
INTRADAY INDICATIVE VALUE.........................................................................................7
INVESTMENT POLICIES AND RESTRICTIONS..............................................................................7
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS.............................................................9
MANAGEMENT.......................................................................................................29
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................35
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................35
   Grail Advisors, LLC...........................................................................................35
   RiverPark Advisors, LLC.......................................................................................37
   Wedgewood Partners, Inc.......................................................................................38
   Custodian.....................................................................................................39
   Administrator, Fund Accountant and Transfer Agent.............................................................40
PORTFOLIO MANAGERS...............................................................................................40
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................42
THE DISTRIBUTOR..................................................................................................43
ACCOUNTING AND LEGAL SERVICE PROVIDERS...........................................................................44
ADDITIONAL INFORMATION CONCERNING SHARES.........................................................................44
TRANSACTIONS IN CREATION UNITS...................................................................................47
   Transaction Fees..............................................................................................48
   Purchasing Creation Units.....................................................................................49
   Redeeming Creation Units......................................................................................51
DETERMINATION OF NET ASSET VALUE.................................................................................53
TAXATION.........................................................................................................54
Appendix A  Proxy Voting Policies and Procedures for the Trust....................................................1
Appendix B  Proxy Voting Policies and Procedures for RP and Wedgewood.............................................1
Appendix C  Description Of Securities Ratings.....................................................................1

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. The SAI does not constitute an offer to sell securities.

                                    GLOSSARY


The following terms are used throughout this SAI, and have the meanings used below:

"1933 Act" means the Securities Act of 1933, as amended.

"1934 Act" means the Securities Exchange Act of 1934, as amended.

"Authorized Participant" means a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation
(NSCC) or a participant in DTC with access to the DTC system, and who has executed an agreement with the Distributor that governs transactions in the ETF's Creation Units.

"Balancing Amount" means an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of a Fund Deposit (or Redemption), (other than the Transaction Fee) is identical to the NAV of the Creation Unit being purchased.

"Board" means the Board of Trustees of the Trust.

"Business Day" means any day on which the Trust is open for business.

"Cash Component" means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with creations.

"Cash Redemption Amount" means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with redemptions.

"CFTC" means the Commodity Futures Trading Commission.

"Code" means the Internal Revenue Code of 1986, as amended.

"Creation Unit" means an aggregation of 25,000 Shares that each ETF issues and redeems on a continuous basis at NAV. Shares will not be issued or redeemed except in Creation Units.

"Distributor" means ALPS Distributors, Inc.

"DTC" means the Depository Trust Company.

"ETF" means a series of the Trust discussed in this SAI: RP Growth ETF, RP Focused Large Cap Growth ETF, RP Technology ETF and RP Financials ETF.

"Exchange" means the NYSE Arca, Inc.

"FINRA" means the Financial Industry Regulatory Authority.

"Fund Deposit" means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from an ETF.

"Fund Redemption" means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.

"IIV" means an approximate per-Share value of an ETF's portfolio, disseminated every fifteen seconds throughout the trading day by the Exchange or other information providers, known as the Intraday Indicative Value.

"In-Kind Creation Basket" means the basket of securities to be deposited to purchase Creation Units of an ETF. The In-Kind Creation Basket will identify the name and number of shares of each security to be contributed, in kind, to an ETF for a Creation Unit.

"In-Kind Redemption Basket" means the basket of securities a shareholder will receive upon redemption of a Creation Unit.

"Investment Company Act" means the Investment Company Act of 1940, as amended.

"Manager" means Grail Advisors, LLC.

"NAV" means the net asset value of an ETF.

"NYSE" means the New York Stock Exchange, Inc.

"Prospectus" means the ETFs' prospectus, dated September 10, 2009, as amended and supplemented from time to time.

"RP" means RiverPark Advisors, LLC.

"SAI" means this Statement of Additional Information, as amended and supplemented from time to time.

"SEC" means the United States Securities and Exchange Commission.

"Shares" means the shares of an ETF.

"Transaction Fees" are fees imposed to compensate the Trust. For each of the RP Growth ETF, RP Focused Large Cap Growth ETF, RP Technology ETF and RP Financials ETF, they will generally be $500. A charge of up to four times this fixed Transaction Fee may be imposed for, among other things, creations done wholly or partly in cash.

"Trust" means the Grail Advisors ETF Trust, a Delaware statutory trust.

"Wedgewood" means Wedgewood Partners, Inc.


                             TRUST AND ETFS OVERVIEW


The Trust is a Delaware statutory trust formed on December 7, 2007 and an open-end registered management investment company comprised of six ETFs: RP Growth ETF, RP Focused Large Cap Growth ETF, RP Technology ETF, RP Financials ETF, Grail American Beacon Large Cap Value ETF and Grail American Beacon International Equity ETF. Grail American Beacon Large Cap Value ETF and Grail American Beacon International Equity ETF are discussed in a separate Prospectus and Statement of Additional Information, each dated May 1, 2009. As of the date of this SAI, Grail American Beacon International Equity ETF has not been opened for investment. Each of the ETFs, with the exception of RP Focused Large Cap Growth ETF, is a diversified, actively managed exchange-traded fund. RP Focused Large Cap Growth ETF is a non-diversified, actively-managed exchange-traded fund. Other ETFs may be added to the Trust in the future. The offering of the Shares is registered under the 1933 Act.

Each ETF offers and issues Shares at NAV only in aggregations of a specified number of Shares, generally in exchange for a basket of securities constituting the portfolio holdings of the ETF, together with the deposit of a specified cash payment. Shares of each ETF will be listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Shares are not individually redeemable securities. Rather, each ETF issues and redeems Shares, principally in kind, on a continuous basis at NAV, only in Creation Units of 25,000 Shares, though the Trust reserves the right to offer a "cash" option for creations and redemptions. Further, in the event of the liquidation of an ETF, the Trust may lower the number of Shares in a Creation Unit.

In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees will be limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus - such as information about purchasing and redeeming Shares from an ETF and Transaction Fees - is not relevant to most retail investors.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Unlike index-based ETFs, the ETFs are "actively managed" and do not seek to replicate the performance of a specified index.


                          EXCHANGE LISTING AND TRADING


Shares of each ETF will be listed and traded on the Exchange. Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV or IIV, including because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each ETF will continue to be met. The Exchange may, but is not required to, remove the Shares of an ETF from listing if: (i) following the initial 12-month period beginning at the commencement of trading of an ETF, there are fewer than 50 beneficial owners of the Shares of the ETF for 30 or more consecutive trading days, or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of an ETF from listing and trading upon termination of an ETF.

The ETFs are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the ETFs or any member of the public regarding the advisability of investing in securities generally or in the ETFs particularly or the ability of the ETFs to achieve their objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the ETFs.


                        DISCLOSURE OF PORTFOLIO HOLDINGS


The Board has adopted a policy regarding the disclosure of information about the ETFs' portfolio securities. Under the policy, portfolio holdings of the ETFs, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting and news services, including the website www.grailadvisors.com. In addition, each Business Day a portfolio composition file, which displays the In-Kind Creation Basket and Cash Component, is publicly disseminated prior to the opening of the Exchange via the NSCC.


                            INTRADAY INDICATIVE VALUE


The IIV is an approximate per-Share value of an ETF's portfolio holdings, which is disseminated every fifteen seconds throughout the trading day by the Exchange, or by other information providers. The IIV is based on the current market value of the ETF's Fund Deposit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the ETF at a particular point in time. The IIV should not be viewed as a "real-time" update of the NAV of the ETF because the approximate value may not be calculated in the same manner as the NAV. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The ETFs are not involved in, or responsible for, the calculation or dissemination of the IIV and make no warranty as to the accuracy of the IIV.


                      INVESTMENT POLICIES AND RESTRICTIONS


Pursuant to the investment policies enumerated in this section, which may be changed with respect to an ETF only by a vote of the holders of a majority of the ETF's outstanding voting securities, except as noted below, no ETF may:

         1. Purchase or sell real estate limited partnership interests, provided, however, that an ETF may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

         2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent an ETF from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

         3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, an ETF may be deemed an underwriter under federal securities law.

         4. Lend any security or make any other loan except: (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of debt securities in accordance with an ETF's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

         5. Issue any senior security except as otherwise permitted: (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

         6. Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including: (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

         7. Regarding diversification, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of an ETF's total assets. This diversification limitation does not apply to the RP Focused Large Cap Growth ETF.

         8. Regarding concentration, invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry or group of industries provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries. This concentration limitation does not apply to the RP Technology ETF or RP Financials ETF.


The following non-fundamental investment restrictions apply to each ETF and may be changed with respect to an ETF by a vote of a majority of the Board.

No ETF may:

         1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

         2. Purchase securities on margin or effect short sales, except that an ETF may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of an ETF's investments will not constitute a violation of such limitation. Thus, an ETF may continue to hold a security even though it causes the ETF to exceed a percentage limitation because of fluctuation in the value of the ETF's assets, except that any borrowing by an ETF that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the Investment Company Act or the relevant rules, regulations or interpretations thereunder. For purposes of determining concentration in the securities of companies primarily engaged in any one industry or group of industries, the ETFs intend to use the Standard Industrial Classifications Code
(SIC) list.


              INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS


The investment objective and principal strategies of, and risks of investing in, each ETF are described in the Prospectus. Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of an ETF may be changed without shareholder approval.

In addition to the investment strategies described in the Prospectus, each ETF may invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankee dollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations ("Rating Organizations") rating that security, such as Standard & Poor's Ratings Services ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or rated in one of the four highest rating categories by one Rating Organization if it is the only Rating Organization rating that security or unrated, if deemed to be of comparable quality by an ETF's sub-adviser. Obligations rated in the fourth highest rating category are limited to 25% of each ETF's debt allocations. An ETF, at the discretion of its sub-adviser, may retain a debt security that has been downgraded below the initial investment criteria.

Each ETF may also engage in the following investment strategies or techniques (except where indicated otherwise).

Securities Lending

An ETF may make secured loans of its portfolio securities, however, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by an ETF exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with an ETF's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the ETF to the extent required by law. An ETF continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.
To the extent an ETF engages in securities lending, securities loans will be made to broker-dealers that its sub-adviser believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. As with other extensions of credit, the ETF bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The ETF also bears the risk that the value of investments made with collateral may decline.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. An ETF has the right to call loans at any time on reasonable notice. However, the ETF bears the risk of delay in the return of the security, impairing the ETF's ability to vote on such matters. An ETF's sub-adviser will retain lending agents on behalf of the ETFs that are compensated based on a percentage of the ETF's return on its securities lending. An ETF may also pay various fees in connection with securities loans, including shipping fees and custodian fees.

Dollar Rolls, Delayed Delivery Transactions and When Issued or Forward Commitment Securities

The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of delayed delivery transactions, including when-issued securities, is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

To Be Announced Securities ("TBAs")

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the ETF agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the ETF and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by the ETF.

Depository Receipts
The ETFs may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of an ETF's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

Convertible Securities
A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines. Convertible securities are generally regarded as a form of equity security.

Equity-linked Securities
Investments in enhanced convertible or equity-linked securities may subject the ETFs to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the ETFs are subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the ETFs to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the ETFs' portfolio. Investments in linked securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of an ETF to utilize linked securities successfully will depend on its sub-adviser's ability correctly to predict pertinent market movements, which cannot be assured.

Preferred Stocks
Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer's liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Mortgage-Related and Other Asset-Backed Securities

The ETFs may invest in mortgage- or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the ETF to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the ETFs' yield to maturity from these securities. The ETFs may invest in other asset-backed securities that have been offered to investors.

Warrants and Rights
The ETFs may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. An ETF typically uses warrants and rights in a manner similar to their use of options on securities, as described in "Options and Futures" below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit an ETF's ability to exercise the warrants or rights at such time, or in such quantities, as the ETF would otherwise wish.

Options and Futures
Although not currently anticipated, the ETFs may use options and futures for various purposes, including for hedging and investment purposes. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the ETF may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect an ETF's performance.

The ETFs' ability to write and purchase call and put options is limited by the requirements for qualifying as a regulated investment company under the Internal Revenue Code.

Options on Securities and Indices. The ETFs may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchanged-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices. Among other reasons, the ETFs may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit an ETF to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, an ETF will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by an ETF to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the ETF and transaction costs.

Among other reasons, an ETF may purchase call options to hedge against an increase in the price of securities the ETF anticipates purchasing in the future. If such a price increase occurs, a call option will permit an ETF to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that an ETF realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the ETF. Thus, for a call option purchased by an ETF to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the ETF to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because an ETF receives a premium for writing a put or call option, the ETF may seek to increase its return by writing call or put options on securities or indices. The premium an ETF receives for writing an option will increase the ETF's return in the event the option expires unexercised or is closed out at a profit. The size of the premium an ETF receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

An ETF may write a call option on a security or other instrument held by the ETF. In such case the ETF limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, an ETF may write a call option on securities in which it may invest but that are not currently held by the ETF. During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase an ETF's income with minimal capital risk. However, when securities prices increase, an ETF is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option's exercise price, the ETF will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that an ETF does not own are riskier than calls written on securities owned by the ETF because there is no underlying security held by the ETF that can act as a partial hedge. When such a call is exercised, an ETF must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that an ETF does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

An ETF also may write a put option on a security. In so doing, the ETF assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. An ETF may also invest in over-the-counter ("OTC") options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date. In addition, a holder of an option may terminate its obligation prior to the option's expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, an ETF, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. An ETF realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, an ETF that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. An ETF realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If an ETF desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when an ETF desires to do so.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

No guarantee exists that an ETF will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by an ETF, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

An ETF's ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when an ETF seeks to close out an option position. If an ETF were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If an ETF were unable to close out a call option that it had written on a portfolio security owned by the ETF, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option's life, an ETF foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, an ETF foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the ETF's portfolio securities decline.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, an ETF might not be able to effect an offsetting closing transaction for a particular option as described above. Reasons for the absence of a liquid secondary market on a national securities exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by a national securities exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on a national securities exchange; (v) inability to handle current trading volume; or
(vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on a national securities exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on a national securities exchange may not conform to the hours during which the securities held by an ETF are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

National securities exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The ETFs, the Manager, RP, Wedgewood and other clients of the ETFs' advisers may constitute such a group. These limits restrict an ETF's ability to purchase or sell options on a particular security.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See "Swap Contracts and Other Two-Party Contracts -- Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts" for a discussion of counterparty risk and other risks associated with investing in OTC options below.

An ETF's ability to engage in options transactions may be limited by tax considerations.

Futures. To the extent consistent with applicable law, the ETFs may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities ("single stock futures"), securities indices, interest rates, currencies, inflation indices, and commodities or commodities indices. Futures contracts on securities indices are referred to herein as "Index Futures."

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For futures contracts which are cash settled, an ETF may designate or segregate liquid assets in an amount equal to the ETF's daily marked-to-market value of such contract. Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale. Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations. In the U.S., futures contracts are traded only on commodity exchanges or boards of trade - known as "contract markets" - approved by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.

Index Futures. An ETF's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC. An ETF may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. An ETF may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

An ETF may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, an ETF may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, an ETF may hedge against a possible increase in the price of securities the ETF expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments.

An ETF is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by an ETF.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents an ETF's profit or loss on the transaction.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, an ETF may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, an ETF may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, an ETF may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.

In the case of Index Futures and commodity futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

An ETF also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the ETF anticipates purchasing is denominated. In such instances, the currency may instead decline. If an ETF does not then invest in those securities, the ETF may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

An ETF's ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that an ETF will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when an ETF seeks to close out a futures or option on a futures contract position, and that ETF would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short positions in Index Futures or commodity futures on commodities indices may be closed out only by purchasing a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

The successful use of futures contracts and related options for hedging and risk management also depends on the ability of an ETF's sub-adviser to forecast correctly the direction and extent of movements in exchange rates, interest rates, and securities or commodity prices within a given time frame. For example, to the extent an ETF invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by the ETF, the ETF would realize a loss on the futures contract that is not offset by an increase in the value of its portfolio securities. As a result, the ETF's total return would be less than if it had not used the futures.


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


As discussed above, an ETF that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates an ETF to purchase the underlying security or other instrument at a set price on a future date, the ETF's net asset value will fluctuate with the value of the security or other instrument as if it were already in the ETF's portfolio. Futures transactions have the effect of investment leverage to the extent an ETF does not maintain liquid assets equal to the face amount of the contract. If an ETF combines short and long positions, in addition to possible declines in the values of its investment securities, the ETF will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position. Each ETF's ability to engage in futures and options on futures transactions also may be limited by tax considerations.

Additional Risks Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when an ETF's sub-adviser reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S. (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, an ETF normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, an ETF also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for an ETF to enforce its contractual rights may lead the ETF to decide not to pursue its claims against the counterparty. An ETF thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the ETF has incurred the costs of litigation. In addition, unless an ETF hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the ETF might realize in trading could be offset (or worse) by adverse changes in the exchange rate.

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Swap Contracts and Other Two-Party Contracts
An ETF may use swap contracts (or "swaps") and other two-party contracts for the same or similar purposes as options and futures.

Swap Contracts. An ETF may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, interest rate swaps, currency swaps, credit default swaps, commodity swaps, inflation swaps, and other types of available swap agreements, depending on the ETF's investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount ("notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties' obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease an ETF's exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. An ETF is not limited to any particular form or variety of swap agreement if the ETF's sub-adviser determines it is consistent with the ETF's investment objective and policies.

For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). An ETF may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, an ETF will receive a payment from or make a payment to the counterparty, respectively. In addition, an ETF may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the ETF. In such an instance, an ETF may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of an ETF's portfolio, the ETF would receive payments under the swap that would offset, in whole or in part, such diminution in value. An ETF may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, an ETF may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

An ETF may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury. See "Indexed Securities - Inflation Indexed Bonds" below.

In addition, an ETF may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate (including asset-backed security) or sovereign issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, an ETF may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. An ETF, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk
- the risk that the counterparty may fail to satisfy its payment obligations to an ETF in the event of a default (or similar event) (see "Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts" below). In addition, as a purchaser in a credit default swap, an ETF's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

An ETF also may use credit default swaps for investment purposes by selling a credit default swap, in which case the ETF will receive a premium from its counterparty in return for the ETF's taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, an ETF effectively adds economic leverage to its portfolio because, in addition to its total net assets, the ETF is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, an ETF would keep the premium received from the counterparty and would have no payment obligations.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. An ETF's return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. An ETF also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. An ETF will only enter into contracts for differences (and analogous futures positions) when its sub-adviser believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, an ETF will realize a loss -- even in circumstances when the securities in both the long and short baskets appreciate in value.

Interest Rate Caps, Floors, and Collars. An ETF may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See "Options and Futures - Risk Factors in Options Transactions" and "- Risk Factors in Futures and Futures Options Transactions" above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions. An option on a swap agreement, also called a "swaption," is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The most significant factor in the performance of swaps, contracts for differences, caps, floors, and collars is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If an ETF's sub-adviser is incorrect in its forecasts of such factors, the investment performance of an ETF would be less than what it would have been if these investment techniques had not been used. If a swap or other two-party contract calls for payments by an ETF, the ETF must be prepared to make such payments when due.

In addition, an ETF may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, an ETF will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that an ETF will succeed in enforcing its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, an ETF is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the ETF when the ETF seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for an ETF to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. An ETF, therefore, assumes the risk that it may be unable to obtain payments owed to it under an OTC derivatives contract or that those payments may be delayed or made only after the ETF has incurred the costs of litigation.

The ETF's sub-adviser monitors the creditworthiness of OTC derivatives counterparties. Typically, an ETF will enter into these transactions only with counterparties that, at the time they enter into a transaction, have long-term debt ratings of A or higher by S&P or Moody's (or, if unrated, have comparable credit ratings as determined by the ETF's sub-adviser). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody's. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital.

Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments. The ETFs have claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under that Act.

Repurchase Agreements

The ETFs may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is an agreement under which securities are acquired by an ETF from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring ETF bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the ETF is delayed or prevented from exercising its rights to dispose of the collateral securities. Such a default may subject an ETF to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the ETF seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. However, an ETF's sub-adviser attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

Debt and Other Fixed Income Securities Generally
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as "fixed income securities." Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity).

Holders of fixed income securities are exposed to both market and credit risk. Market risk (or "interest rate risk") relates to changes in a security's value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors.

Because interest rates vary, the future income of an ETF that invests in fixed income securities cannot be predicted with certainty. The future income of an ETF that invests in indexed securities also will be affected by changes in those securities' indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).


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


Zero Coupon Securities

Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. When an investor purchases a traditional coupon-bearing bond, it is paid periodic interest at a predetermined rate. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.

High Yield Securities

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case an ETF may lose its entire investment.

Cash and Other High Quality Investments
An ETF may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the ETF's investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers' acceptances, commercial paper, and bank certificates of deposit.

U.S. Government Securities and Foreign Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the U.S. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks ("FHLBs")). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of an ETF to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. and foreign governments to tighten the availability of credit. On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, an ETF may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

Municipal Securities

Each ETF may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.


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


Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Some longer-term municipal bonds allow an investor to "put" or sell the security at a specified time and price to the issuer or other "put provider." If a put provider fails to honor its commitment to purchase the security, the ETF holding the security may have to treat the security's final maturity as its effective maturity, potentially increasing the volatility of the ETF.

Each ETF may invest in municipal lease obligations. Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Many leases and contracts include nonappropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

An ETF that invests in the municipal bond market is subject to certain risks. The amount of public information available about the municipal bonds held by an ETF is generally less than that for corporate equities or bonds, and the investment performance of the ETF may therefore be more dependent on the analytical abilities of its sub-adviser. The secondary market for municipal bonds, particularly the lower-rated bonds, also tends to be less well developed or liquid than many other securities markets, which may adversely affect an ETF's ability to sell its bonds at attractive prices. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, an ETF investing in the issuer's securities could experience delays in collecting principal and interest and the ETF may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

Real Estate Investment Trusts and other Real Estate-Related Investments

The ETFs may invest in pooled real estate investment vehicles (so-called "real estate investment trusts" or "REITs") and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, environmental liability risks, changes in real estate values, changes in property taxes and operating expenses, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate also may be affected by changes in interest rates and social and economic trends.

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. An ETF may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT's shares changes in light of factors affecting the real estate industry. REITs are also subject to the risk of poor performance by the REIT's manager, defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs, the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the Investment Company Act. See "Taxes" below for a discussion of special tax considerations relating to an ETF's investment in U.S. REITs.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

An ETF may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" are securities that an ETF may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the ETF has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

An ETF's sub-adviser also may deem certain securities to be illiquid as a result of the sub-adviser's receipt from time to time of material, non-public information about an issuer, which may limit the sub-adviser's ability to trade such securities for the account of any of its clients, including an ETF. In some instances, these trading restrictions could continue in effect for a substantial period of time.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, an ETF will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Board.


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


Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, an ETF could have difficulty selling them when its sub-adviser believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Securities purchased in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act, and resold to qualified institutional buyers under Rule 144A under the 1933 Act, are restricted securities. Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. An ETF may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. An ETF may be deemed to be an "underwriter" for purposes of Section 11 of the 1933 Act when selling its securities in a registered offering. In such event, an ETF may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the ETF may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing an ETF's net asset value. The judgment of the ETF's sub-adviser normally plays a greater role in valuing these securities than in valuing publicly traded securities.

Investments in Other Investment Companies or Other Pooled Investments

Each ETF may invest in the securities of other investment companies to the extent permitted by law. Subject to applicable regulatory requirements, an ETF may invest in shares of both open- and closed-end investment companies (including money market funds and ETFs). The market price for ETF and closed-end fund shares may be higher or lower than, respectively, the ETF's and closed-end fund's NAV. Investing in another investment company exposes an ETF to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses. An ETF also may invest in private investment funds, vehicles, or structures.


                                   MANAGEMENT


Board of Trustees and Officers
As a Delaware trust, the business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Manager, RP, Wedgewood and the Trust's other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

One of the Trustees is an officer and employee of the Manager. This Trustee is an "interested person" (as defined in Section 2(a)(19) of the Investment Company
Act) of the Trust (an "Interested Trustee"). The other Trustees are not interested persons of the Trust (the "Independent Trustees").

The Trust's "fund complex" currently consists of six ETFs. Each Trustee or officer may be contacted by writing to the Trustee or officer c/o Grail Advisors, LLC, One Ferry Building, Suite 255, San Francisco, California 94111. The name, age, address, and principal occupations during the past five years with respect to each of the Trustees and officers of the Trust is set forth below, along with the other public directorships held by the Trustees.

                                                                              Number of
                                                                              Portfolios
                                    Term of                                   in the Trust
                   Position(s)     Office and                                 Complex
 Name, Address,     Held with      Length of       Principal Occupation(s)    Overseen by   Other Directorships
       Age          the Trust     Time Served        During Past 5 Years      Trustee       Held by Trustee
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Bradford K.         Chairman of    Since 2009    Founder, Spyglass                   6      Trustee, The Common
Gallagher            the Board                   Investments LLC (a private                 Fund (since 2005);
Age: 65                                          investment vehicle) (since                 Trustee, Nicholas
                                                 2001); Founder, President                  Applegate
                                                 and CEO of Cypress Holding                 Institutional Funds
                                                 Company, CypressTree                       (since 2007);
                                                 Investment Management                      Director, Shielding
                                                 Company and North American                 Technology Inc. (since
                                                 Funds (1995-2001);                         2006).
                                                 President, Allmerica Life &
                                                 Annuity Company (1990-1995);
                                                 Managing Director, Fidelity
                                                 Investments, Founder of
                                                 Institutional Investments
                                                 (1979-1990).


                                       30


Charles H.            Trustee      Since 2009    Private investor.                   6      Hobart & William Smith
Salisbury, Jr.                                                                              Colleges, Investment
Age: 68                                                                                     Committee Chair (since

                                                                                            2006);
                                                                                            Maryland
                                                                                            Institute,
                                                                                            College
                                                                                            of
                                                                                            Art,
                                                                                            Chair
                                                                                            of
                                                                                            Investment
                                                                                            Committee
                                                                                            (since
                                                                                            1994);
                                                                                            Trustee,
                                                                                            Johns
                                                                                            Hopkins
                                                                                            Hospital
                                                                                            (since
                                                                                            2000);
                                                                                            Trustee,
                                                                                            Guadalupe
                                                                                            Center
                                                                                            of
                                                                                            Immokalee
                                                                                            (since
                                                                                            2007);
                                                                                            Director,
                                                                                            CeraTech,
                                                                                            Inc.
                                                                                            (since
                                                                                            2003).
Dennis G. Schmal      Trustee      Since 2009    Self-employed consultant            6      Trustee, AssetMark
Age: 62                                          (since 2003).                              Funds (since 2007);
                                                                                            Director/ Chairman,
                                                                                            Pacific Metrics Corp.
                                                                                            (educational services)
                                                                                            (since 2005);
                                                                                            Director, Varian
                                                                                            Semiconductor
                                                                                            Equipment Associates,
                                                                                            Inc. (since 2004);
                                                                                            Director, MCF Corp.
                                                                                            (financial services)
                                                                                            (since 2003); Trustee,
                                                                                            Wells Fargo
                                                                                            Multi-Strategy 100
                                                                                            Hedge Fund (since
                                                                                            2008).


                                       31

INTERESTED TRUSTEES
William M.             Chief       Since 2008    Chief Executive Officer,            6               None
Thomas               Executive                   Grail Advisors, LLC (since
Age: 46               Officer                    2008); Senior Vice
                                                 President, Charles Schwab
                                  (2000-2008).
OFFICERS

Chester G.          Assistant     Since 2008    Head of Distribution, Grail        N/A               N/A
Chappell            Secretary                   Advisors, LLC (since 2008);
Age: 44                                         Vice President, National
                             Sales Manager, Charles
                               Schwab (2003-2008);
                                                Director, Asset Management
                                                Strategic Alliances, Charles
                               Schwab (2000-2003).
Bryan M. Hiser   Chief Financial  Since 2008    Director of Investment             N/A               N/A
Age: 36              Officer                    Research, Grail Advisors,
                                                LLC (since 2008); Assistant Vice
                                                President Fund Administration,
                                                Citi Fund Services (2007-2008);
                                                Financial Analyst, Harbor
                                                Capital Advisors (1999-2007).

Equity Ownership of Trustees. The table below shows the dollar range of (i) Shares of the ETFs discussed in this SAI, and (ii) shares of all ETFs in the Trust's family of investment companies, owned by the Trustees as of July 31, 2009. As of that date, the ETFs discussed in this SAI had not issued any Shares.

------------------------ --------------------------------------- ----------------------------------------------------
Name                     Dollar Range of Equity Securities in    Aggregate Dollar Range of Equity Securities in All
                         the ETFs                                Registered Investment Companies Overseen by
                                                                 Trustee in Family of Investment Companies*
------------------------ --------------------------------------- ----------------------------------------------------
------------------------ --------------------------------------- ----------------------------------------------------
Bradford K. Gallagher    $0                                      $0
------------------------ --------------------------------------- ----------------------------------------------------
------------------------ --------------------------------------- ----------------------------------------------------
Charles H. Salisbury,    $0                                      $10,001-$50,000
Jr.
------------------------ --------------------------------------- ----------------------------------------------------
------------------------ --------------------------------------- ----------------------------------------------------
Dennis G. Schmal         $0                                      $0
------------------------ --------------------------------------- ----------------------------------------------------
------------------------ --------------------------------------- ----------------------------------------------------
William M. Thomas        $0                                      $50,001-$100,000
------------------------ --------------------------------------- ----------------------------------------------------

* The "Family of Investment Companies" currently consists of six ETFs.

Committees
The Board currently has three standing committees: an Audit Committee, a Nomination Committee and a Qualified Legal Compliance Committee. Currently, each Independent Trustee serves on each of these committees.

The purposes of the Audit Committee are to: (1) oversee generally each ETF's accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of each ETF's financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust's compliance with legal and regulatory requirements that relate to each ETF's accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; and (5) act as a liaison between the Trust's independent auditors and the full Board.

The purposes of the Nomination Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not Interested Persons of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are not Interested Persons of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee will generally not consider potential candidates for nomination identified by shareholders.

The purposes of the Qualified Legal Compliance Committee are to: (1) receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any Trustee, officer, director, employee, or agent of the Trust; (2) otherwise fulfill the responsibilities of a qualified legal compliance committee pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder; and (3) perform such other duties as may be assigned to it, from time to time, by the Board.


Compensation of Trustees and Officers
Interested Trustees are not compensated by the Trust. The Trust pays each Independent Trustee $20,000 per year for attendance at meetings of the Board. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of the ETFs' expenses, and Trustees are not entitled to benefits upon retirement from the Board. The Trust's officers receive no compensation directly from the Trust.

The Trust commenced operations in 2009 and has not had operations for a full year. The table below shows the estimated compensation that is contemplated to be paid to Trustees for a full year:

------------------------ ------------------- ------------------------ ----------------------- ------------------------
Name                     Aggregate           Pension or Retirement    Estimated Annual        Total Compensation
                         Compensation from   Benefits Accrued as      Benefits upon           from Fund Complex*
                         Trust               part of Trust Expenses   Retirement              Paid to Trustees
------------------------ ------------------- ------------------------ ----------------------- ------------------------
------------------------ ------------------- ------------------------ ----------------------- ------------------------
Bradford K. Gallagher    $20,000             None                     None                    $20,000
------------------------ ------------------- ------------------------ ----------------------- ------------------------
------------------------ ------------------- ------------------------ ----------------------- ------------------------
Charles H. Salisbury,    $20,000             None                     None                    $20,000
Jr.
------------------------ ------------------- ------------------------ ----------------------- ------------------------
------------------------ ------------------- ------------------------ ----------------------- ------------------------
Dennis G. Schmal         $20,000             None                     None                    $20,000
------------------------ ------------------- ------------------------ ----------------------- ------------------------
* The "Fund Complex" currently consists of six ETFs.

Codes of Ethics
The Trust, Manager, RP, Wedgewood and Distributor each have adopted a code of ethics ("Code of Ethics"), as required by applicable law, which is designed to prevent their affiliated persons from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ETFs (which may also be held by persons subject to a Code of Ethics). There can be no assurance that the Codes of Ethics will be effective in preventing such activities. The Codes of Ethics may permit personnel subject to them to purchase and sell securities, including securities that may be sold, held or purchased by the ETFs. The Manager, RP and Wedgewood do not use inside information in making investment decisions on behalf of an ETF. The Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies
The Board believes that the voting of proxies with respect to securities held by the ETFs is an important element of the overall investment process. In this regard, the Trust has adopted Proxy Voting Policies and Procedures ("Policies") that delegate the responsibility for the voting of proxies on the ETFs' portfolio securities to their sub-advisers. Please see Appendix A for a copy of the Policies.
Proxy voting for the RP Growth ETF, RP Technology ETF and RP Financials ETF has been delegated to RP. Proxy voting for the RP Focused Large Cap Growth ETF has been delegated to Wedgewood. RP's and Wedgewood's proxy voting policies and procedures dictate the voting of proxies in the best interests of ETF shareholders and include procedures to address potential conflicts of interest. These policies and procedures are summarized (or included in their entirety) in Appendix B.

Information on how the ETFs voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available: (1) without charge, upon request, by calling 1-415-677-5870 and (2) on the SEC's website at www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of an ETF or acknowledges the existence of control. As of September 9, 2009, the ETFs could be deemed to be under the control of the Manager because it had voting authority with respect to 100% of the value of the outstanding interests in each ETF on such date. As a result, the Manager could have the ability to approve or reject those matters submitted to the shareholders of the ETFs for their approval, including changes to the ETFs' fundamental policies and the election of Trustees. It is expected that, once the ETFs commence investment operations, the Manager will not control any of the ETFs.


                     INVESTMENT ADVISORY AND OTHER SERVICES


Grail Advisors, LLC

The Manager, Grail Advisors, LLC, oversees the performance of the ETFs and arranges for transfer agency, custody and all other services necessary for the ETFs to operate, but does not exercise day-to-day oversight over the ETFs' sub-advisers. The Manager oversees the business affairs of the ETFs, provides or oversees the provision of all administrative and investment advisory services to the ETFs and coordinates the investment activities of RP and Wedgewood. These services are provided under the terms of an Investment Management Agreement dated September 10, 2009 ("Investment Management Agreement") between the Trust, on behalf of each ETF, and the Manager.

Pursuant to the Investment Management Agreement, each ETF pays the Manager a management fee for the services and facilities it provides payable on a monthly basis at the annual rates set forth in the table below, calculated as a percentage of an ETF's average daily net assets. From time to time, the Manager may waive all or a portion of its fee; any such waiver would increase an ETF's performance. The Manager is responsible for compensating RP and Wedgewood out of the management fees it receives from each ETF.

------------------------------------------------------------ -------------------
ETF                                                          Management Fee
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
RP Growth ETF                                                0.65%
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
RP Focused Large Cap Growth ETF                              0.65%
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
RP Technology ETF                                            0.65%
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
RP Financials ETF                                            0.65%
------------------------------------------------------------ -------------------

The Manager is a majority-owned subsidiary of Grail Partners, LLC. Grail Partners, LLC is engaged in merchant banking activities and provides consultative services and capital to global investment management firms and financial services businesses. Grail Partners, LLC is registered as a broker-dealer, but is not principally or otherwise engaged in securities dealing, market making, floor brokerage, exchange specialist activities, proprietary trading or similar securities-related activities. The Manager is a registered investment adviser and is located at One Ferry Building, Suite 255, San Francisco, CA 94111.

Under the Investment Management Agreement, the Manager (or its affiliates) pays all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Manager or its affiliates. The Trust pays all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager, RP or Wedgewood. Without limiting the generality of the foregoing, the Trust pays or arranges for the payment of the following: the costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of Manager or its affiliates; all legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities; all expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust's cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any; the charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined above); the charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust; all brokers' commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; all taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies, including preparation of such documents as required by any governmental agency in connection with such taxes; any membership fees, dues or expenses incurred in connection with the Trust's membership in any trade association or similar organizations; all insurance premiums for fidelity and other coverage; all expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses; all expenses of pricing of the net asset value per share of each ETF, including the cost of any equipment or services to obtain price quotations; and extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

The Manager has contractually agreed to reduce its fees and/or reimburse each ETF's expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for Shares of each ETF to 0.89% of its average net assets ("Expense Cap"). The Expense Cap will remain in effect until at least August 31, 2010. The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

The Investment Management Agreement with respect to an ETF will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company
Act) of the outstanding shares of an ETF, and (2) by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of an ETF's shareholders, on 60 calendar days written notice to the Manager, and by the Manager on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

The Investment Management Agreement provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Management Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in that Agreement. The Investment Management Agreement also provides that the Manager may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The ETFs are newly organized and as of the date of this SAI have not yet incurred any management fees under the Investment Management Agreement.

RiverPark Advisors, LLC

RP acts as primary sub-adviser of the RP Focused Large Cap Growth ETF and as the exclusive sub-adviser of the RP Growth ETF, RP Technology ETF and RP Financials ETF. RP is registered as an investment adviser with the Securities and Exchange Commission ("SEC") and is located at 156 West 56th Street, 17th Floor, New York, NY 10019 and is a wholly-owned subsidiary of RP Holding Group LLC, a newly-organized Delaware limited liability company. RP Holding Group LLC is currently controlledby Morty Schaja and Mitchell Rubin. In addition to the services it provides the ETFs, RP offers its advisory services to separate accounts and alternative vehicles. Mr. Schaja, CFA, is RP's Chief Executive Officer and Mr. Rubin, CFA, is RP's Chief Investment Officer.

RP provides day-to-day portfolio management services to RP Growth ETF, RP Technology ETF and RP Financials ETF and, in conjunction with the Manager, oversees the day-to-day portfolio management services provided by Wedgewood to RP Focused Large Cap Growth ETF. For the RP Growth ETF, RP Technology ETF and RP Financials ETF, RP has discretion to purchase and sell securities in accordance with these ETFs' objectives, policies, and restrictions.

With respect to the RP Growth ETF, RP Technology ETF and RP Financials ETF, RP has entered into an Investment Sub-Advisory Agreement between the Manager and RP, dated September 10, 2009 ("RP Agreement I"). With respect to the RP Focused Large Cap Growth ETF, RP has entered into a Primary Investment Sub-Advisory Agreement between the Manager and RP, dated September 10, 2009 ("RP Agreement II" and together with RP Agreement I, the "RP Sub-Advisory Agreements"), and is also a party to the Wedgewood Subadvisory Agreement described below. Pursuant to the RP Subadvisory Agreements, RP receives fees from the Manager to provide the services described above. These fees are paid by the Manager out of the advisory fees it receives from an ETF; they are not separately paid by an ETF. These fees are payable on a monthly basis at the annual rates set forth in the table below, calculated as a percentage of an ETF's average daily net assets. In addition, the Manager pays the amounts due Wedgewood for the RP Focused Large Cap Growth ETF to RP, who then pays those amounts to Wedgewood. These amounts are included in the table below, and are separately described in the discussion of Wedgewood. From time to time, RP may waive all or a portion of its fee.

------------------------------------------------------------ -------------------
ETF                                                          RP Subadvisory Fee
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
RP Growth ETF                                                0.50%
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
RP Focused Large Cap Growth ETF                              0.50%
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
RP Technology ETF                                            0.50%
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
RP Financials ETF                                            0.50%
------------------------------------------------------------ -------------------

The RP Subadvisory Agreements will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the applicable ETF on no more than 60 days' written notice to RP, or by RP upon 60 days' written notice to the Trust. The RP Subadvisory Agreement with respect to an ETF will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of an ETF, and (2) by the vote of a majority of the Trustees who are not parties to the RP Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The ETFs are newly organized and as of the date of this SAI RP has not yet received any management fees under the RP Subadvisory Agreements.

Wedgewood Partners, Inc.


Wedgewood acts as the sub-adviser for RP Focused Large Cap Growth ETF. Wedgewood is registered as an investment adviser with the SEC and is located at 9909 Clayton Road, Suite 103, St. Louis, MO 63124. Anthony L. Guerrerio is the majority owner of Wedgewood, and David A. Rolfe is the minority owner. The firm's investment style is large cap focused growth. Wedgewood began operations in 1988 and was founded by Anthony L. Guerrerio, who is its Chief Executive Officer.

Wedgewood provides day-to-day portfolio management services to RP Focused Large Cap Growth ETF. For this ETF, Wedgewood has discretion to purchase and sell securities in accordance with the ETF's objectives, policies, and restrictions.

Wedgewood has entered into an Investment Sub-Advisory Agreement among the Manager, RP and Wedgewood, dated September 10, 2009, with respect to the RP Focused Large Cap Growth ETF ("Wedgewood Subadvisory Agreement"). Pursuant to the Wedgewood Subadvisory Agreement, Wedgewood receives fees from the Manager to provide the services described above. Wedgewood receives an annual fee of 0.25%, calculated as a percentage of the RP Focused Large Cap Growth ETF's average daily net assets and payable on a quarterly basis. This fee is paid out of the advisory fees the Manager receives from the RP Focused Large Cap Growth ETF; they are not separately paid by the RP Focused Large Cap Growth ETF. From time to time, Wedgewood may waive all or a portion of its fee.

The Wedgewood Sub-Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the RP Focused Large Cap Growth ETF on no more than 60 days' written notice to Wedgewood, or by Wedgewood upon 60 days' written notice to the Trust. The Wedgewood Sub-Advisory Agreement will also terminate in the event that the RP Subadvisory Agreement for the RP Focused Large Cap Growth ETF terminates. The Wedgewood Sub-Advisory Agreement will remain in effect for two
(2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the RP Focused Large Cap Growth ETF, and (2) by the vote of a majority of the Trustees who are not parties to the Wedgewood Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The RP Focused Large Cap Growth ETF is newly organized and as of the date of this SAI Wedgewood has not yet received any fees under the Wedgewood Sub-Advisory Agreement.

Custodian

The Bank of New York Mellon Corporation ("BNY Mellon"), located at One Wall Street, New York, New York 10286, serves as Custodian of each ETF's assets. As Custodian, BNY Mellon has agreed to: (1) make receipts and disbursements of money on behalf of the ETF, (2) collect and receive all income and other payments and distributions on account of the ETF's portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the ETF concerning the ETF's operations. BNY Mellon does not exercise any supervisory function over the purchase and sale of securities. Pursuant to the Custody Agreement between BNY Mellon and the Trust the Trust has agreed to pay an annual custody fee of .50 basis points on the first $1 billion of its gross adjusted assets, and .25 basis points on gross adjusted assets in excess of $1 billion, plus certain transaction charges and additional global custody fees.

Administrator, Fund Accountant and Transfer Agent

The Bank of New York Mellon Corporation, located at One Wall Street, New York, New York 10286 serves as Administrator, Fund Accountant and Transfer Agent to each ETF. As administrator, BNY Mellon provides each ETF with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, updates to registration statements, and all other materials required to be filed or furnished by an ETF under federal and state securities laws.

As fund accountant and transfer agent, BNY Mellon has agreed to: (1) perform and facilitate purchases and redemptions of Creation Units of each ETF, (2) make dividend and other distributions on Shares of each ETF, (3) record the issuance of Shares and maintain records of outstanding Shares of each ETF, (4) maintain certain accounts, (5) make and transmit periodic reports to an ETF and its other service providers, and (6) otherwise perform the customary services of a transfer agent and dividend disbursing agent. For the services to be provided by BNY Mellon to the ETFs, the Trust has agreed to pay a $1,000 monthly ETF administration fee per ETF, a monthly transfer agency services fee of $1,000 per ETF (which minimum is reduced for the first two years from inception of the ETFs), a fund accounting fee of 1.50 basis points on the first $1 billion of its gross adjusted assets, and 1.00 basis points on gross adjusted assets in excess of $1 billion, and a fund administration fee of 2.50 basis points on the first $1 billion of its gross adjusted assets, and 2.00 basis points on gross adjusted assets in excess of $1 billion, plus certain out-of-pocket expenses. There is a minimum fund accounting and fund administration fee of $75,000 per ETF (which minimum is reduced for the first two years from inception of the ETFs).


                               PORTFOLIO MANAGERS


Portfolio managers at RP and Wedgewood (the "Portfolio Managers") may have responsibility for the day-to-day management of accounts other than the ETFs. As of July 31, 2009, RP and Wedgewood, as the case may be, have indicated that the Portfolio Managers at RP, Messrs. Rubin, van Tienhoven and Schaja, and the Portfolio Manager at Wedgewood, Mr. Rolfe, did not have responsibility for any other accounts.





Conflicts of Interest


The Portfolio Managers may in the future manage accounts other than the ETFs. This side-by-side management may present potential conflicts between a Portfolio Manager's management of an ETF's investments, on the one hand, and the investments of the other accounts, on the other hand.

Set forth below is a description, provided by RP and Wedgewood, of any other foreseeable material conflicts of interest that may arise from the concurrent management of ETFs and other accounts.

RP and Wedgewood. The Portfolio Managers at each firm may manage accounts other than the ETFs, which may present potential conflicts between the ETFs and those other accounts. The management of multiple funds, including the ETFs, and other accounts may require the Portfolio Manager to devote less than all of his or her time to an ETF, particularly if the ETF and other accounts have different objectives, benchmarks and time horizons. The Portfolio Manager may also be required to allocate his or her investment ideas across multiple funds and accounts, including the ETFs. In addition, if the Portfolio Manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one ETF or other account, an ETF may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Portfolio Manager will determine that it would be in the best interest, and consistent with the investment policies of another account, to sell short a security that an ETF holds long, potentially resulting in a decrease in the market value of the security held by the ETF.

In addition, other accounts managed by the Portfolio Manager may have a higher advisory fee and/or performance-based fees which may provide a greater incentive to perform for those accounts than the ETF. The policies of RP and Wedgewood, however, require that Portfolio Managers treat all accounts they manage equitably and fairly.

As noted above, Portfolio Managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging RP and/or Wedgewood). The structure of a Portfolio Manager's compensation may create an incentive for the Portfolio Manager to favor accounts whose performance has a greater impact on such compensation. The Portfolio Manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a Portfolio Manager holds a larger personal investment in one fund or an ETF than he or she does in another, the Portfolio Manager may have an incentive to favor the fund or ETF in which he or she holds a larger stake.

In general, RP and Wedgewood have policies and procedures to address the various potential conflicts of interest described above. Both firms have policies and procedures designed to ensure that Portfolio Managers have sufficient time and resources to devote to the various accounts they manage. Similarly, both firms have policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a Portfolio Manager's personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation

The Portfolio Managers are compensated in various forms by RP or Wedgewood. Following is a description provided by RP and Wedgewood regarding the structure of and criteria for determining the compensation of each Portfolio Manager.

RP. RP seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio Managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the performance of the Portfolio Manager's accounts and contribution to the overall growth and profitability of the firm. Portfolio Managers are provided no financial incentive to favor one fund or account over another. In addition, Mr. Schaja and Mr. Rubin are substantial equity owners of RP Holding Group LLC, RP's parent, and thus receive compensation based on the RP's overall profitability.

Wedgewood. Wedgewood seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Mr. Rolfe receives a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Mr. Rolfe's compensation is reviewed annually and the level of compensation is based on individual performance, the performance of his accounts and contribution to the overall growth and profitability of the firm. Mr. Rolfe is provided no financial incentive to favor one fund or account over another. In addition, Mr. Rolfe is a substantial equity owners of Wedgewood, and thus receives compensation based on the Wedgewood's overall profitability.

Ownership of ETFs

Because the ETFs are newly organized, the Portfolio Managers do not own Shares of the ETFs.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio changes will generally be implemented through in-kind transactions for Creation Units, and in these cases RP and Wedgewood will not execute brokerage transactions for an ETF and an ETF will not incur brokerage commissions. However, RP and Wedgewood may execute portfolio transactions for the ETFs for cash, incurring brokerage commissions, particularly during the early stages of the ETFs' development or in the case of transactions involving realized losses. Also, an ETF may accept cash as part or all of an In-Kind Creation or Redemption Basket, in which case RP or Wedgewood may need to execute brokerage transactions for an ETF. When executing portfolio transactions, RP or Wedgewood will place its own orders to execute securities transactions that are designed to implement the applicable ETF's investment objective and policies. In placing such orders, RP or Wedgewood will seek the best net price and most favorable execution, consistent with their obligations under the Subadvisory Agreements. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations.

In these cases, in selecting brokers or dealers to execute particular transactions, RP or Wedgewood are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the 1934 Act), provision of statistical quotations (including the quotations necessary to determine an ETF's NAV), and other information provided to the ETF, and/or to RP or Wedgewood (or their affiliates), as the case may be, provided, however, that RP or Wedgewood determines that it has received the best net price and execution available. RP and Wedgewood are also authorized to cause an ETF to pay to a broker or dealer who provides such brokerage and research services a commission (as defined in SEC interpretations) in excess of the amount of the commission another broker or dealer would have charged for effecting the same transaction. RP and Wedgewood, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which RP or Wedgewood exercises investment discretion. Under these circumstances, the fees of RP or Wedgewood are not reduced by reason of receipt of such brokerage and research services. In addition, with disclosure to and pursuant to written guidelines approved by the Board, RP or Wedgewood (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. However, the ETFs do not allow RP or Wedgewood to enter into arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of ETF shares by those broker-dealers.

An ETF's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions. High portfolio activity may increase an ETF's transaction costs, including brokerage commissions, and result in a greater number of taxable transactions.

It is expected that, if RP or Wedgewood executes brokerage transactions for an ETF, securities ordinarily will be purchased for the ETF in the primary markets, and that in assessing the best net price and execution available, RP or Wedgewood, as applicable, shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions involving securities of small and emerging growth companies may involve specialized services on the part of the broker or dealer and therefore entail higher commissions or spreads than transactions involving more widely traded securities.

To the extent that accounts managed by RP or Wedgewood are simultaneously engaged in the purchase of the same security as an ETF, then, as authorized by the Board, available securities may be allocated to the ETF and other client accounts and may be averaged as to price in a manner determined by RP or Wedgewood, as applicable, to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by an ETF. In some cases, this system might adversely affect the price paid by an ETF (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for an ETF (for example, in the case of a small issue).

Because the ETFs are newly organized, they have not incurred brokerage commissions as of the date of this SAI.


                                 THE DISTRIBUTOR


The Distributor is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in this SAI. The Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of the ETFs.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act ("Plan"). In accordance with its Plan, each ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. In addition, if the payment of management fees by an ETF is deemed to be indirect financing by the ETF of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that the Manager and other persons, including RP and Wedgewood, may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Shares. The Manager and such other persons, as well as their affiliates, may pay amounts to third parties for distribution or marketing services on behalf of the ETFs. The Manager may also make payments to certain market makers in the ETFs' Shares for providing bona fide consulting and marketing services regarding the ETFs. The making of the types of payments described in this paragraph could create a conflict of interest for a financial intermediary or market maker receiving such payments.

The Plan was adopted in order to permit the implementation of an ETF's method of distribution. No fees are currently paid by any ETF under a Plan, however; and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in an ETF.

Under each Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.


                     ACCOUNTING AND LEGAL SERVICE PROVIDERS


Independent Registered Public Accounting Firm
KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the ETFs. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

Legal Counsel
K&L Gates LLP, located at 1601 K Street NW, Washington, DC 20006, serves as the Trust's legal counsel.


                    ADDITIONAL INFORMATION CONCERNING SHARES


Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on December 7, 2007 and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of six actively managed, exchange-traded series. The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the Investment Company Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders. Shareholders holding two-thirds of Shares outstanding of all ETFs may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that in a matter affecting only a particular ETF, only Shares of that ETF may be entitled to vote on the matter. The Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of an ETF may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the NAV of an ETF.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of an ETF's property for all loss and expense of an ETF's shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which an ETF itself would not be able to meet the Trust's obligations and this risk should be considered remote.

If an ETF does not grow to a size to permit it to be economically viable, the ETF may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System
DTC acts as securities depositary for Shares. Shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Certificates generally will not be issued for Shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, and FINRA. Access to the DTC system is also available to "Indirect Participants" such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly. DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such beneficial owner holds its interests, to exercise any rights as a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners (acting through such DTC Participants) to take such action and would otherwise act upon the instructions of beneficial owners owning through them.

Conveyance of all notices, statements and other communications to beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or the nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or the nominee. Payments by DTC Participants to Indirect Participants and beneficial owners of Shares (held through DTC Participants) will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and beneficial owners owning through such DTC Participants.

The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by beneficial owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details. DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform the functions described or make other arrangements to represent Share ownership satisfactory to the Exchange.


                         TRANSACTIONS IN CREATION UNITS


Each ETF sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. No ETF will issue fractional Creation Units.

To purchase or redeem any Creation Units from an ETF, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant ("Participating Party") in the Continuous Net Settlement System ("Clearing Process") of the National Securities Clearing Corporation ("NSCC") or a participant in DTC with access to the DTC system ("DTC Participant"), and you must execute an agreement ("Participant Agreement") with the Distributor that governs transactions in the ETF's Creation Units.

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions "through the Clearing Process." Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions "outside the Clearing Process."

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Non-custom orders must be received by the Distributor by the "Closing Time" of the regular trading session on the Exchange (currently 4:00 p.m. Eastern time) on the Business Day such order is placed to be effectuated based on the ETF's NAV that day. Orders effectuated outside the Clearing Process are likely to require transmittal earlier on the relevant Business Day than orders effectuated through the Clearing Process. Thus, persons placing or effectuating orders outside the Clearing Process should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders.

Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day's NAV. Custom orders may be required to be received by the Distributor by 3:00 p.m. Eastern time to be effectuated based on the ETF's NAV on that Business Day. A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and therefore has additional cash included in a Fund Deposit or Fund Redemption in lieu of such security. Persons placing or effectuating custom orders should be mindful of time deadlines imposed by intermediaries, which may impact the successful processing of such orders.

Transaction Fees


To compensate the Trust for costs incurred in connection with creation and redemption transactions, investors will be required to pay to the Trust a Transaction Fee. The "Creation Transaction Fee" and "Redemption Transaction Fee" are fixed for, respectively, all creation and redemption transactions through the Clearing Process on a Business Day, regardless of the number of transactions effectuated that day. A charge of up to four (4) times the fixed fee may be imposed as part of the Transaction Fee for (i) transactions outside the Clearing Process and (ii) transactions effectuated wholly or partly in cash, including custom orders, to offset brokerage and other transaction costs thereby imposed on the Trust. The Manager, subject to the approval of the Board, may adjust the Transaction Fee from time to time. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation and Redemption Baskets, respectively, to and from the account of the Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee for such services.

The Standard Creation/Redemption Transaction Fee for each of the RP Growth ETF, RP Focused Large Cap Growth ETF, RP Technology ETF and RP Financials ETF will be $500 and the Maximum Creation/Redemption Transaction Fee for each such ETF will be $2,000.

Purchasing Creation Units


Fund Deposit. The consideration for a Creation Unit of an ETF is the Fund Deposit. The Fund Deposit generally consists of the In-Kind Creation Basket, which will often be a replication of the stocks in the ETF's portfolio, and the Cash Component, which consists of a Balancing Amount and a Transaction Fee.

The Balancing Amount reflects the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to the ETF. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, the ETF pays the Balancing Amount to the purchaser.

BNY Mellon, in a portfolio composition file sent via the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security in the In-Kind Creation Basket to be included in the current Fund Deposit for each ETF (based on information about the ETF's portfolio at the end of the previous Business Day). BNY Mellon, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day.

The Fund Deposit is applicable for purchases of Creation Units of the ETF until such time as the next-announced Fund Deposit is made available. Each ETF reserves the right to accept a nonconforming (i.e., custom) Fund Deposit. In addition, the composition of the Fund Deposit may change as, among other things, corporate actions and investment decisions by RP and/or Wedgewood are implemented for the ETF's portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the ETF, and the ETF's determination shall be final and binding.

Placement of Creation Orders Using Clearing Process. In connection with creation orders made through the Clearing Process, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed ("Transmittal Date") if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket through DTC to the relevant Trust account by 11:00 a.m., Eastern time, (the "DTC Cut-Off Time") of the Business Day immediately following the Transmittal Date. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.

An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and
(ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by 2:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and 105% of the market value of the In-Kind Creation Basket securities not delivered ("Additional Cash Deposit"). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed. The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by the DTC Cut-Off Time the next Business Day, then the order will be canceled or deemed unreceived and the Authorized Participant effectuating such transaction will be liable to the ETF for any losses resulting therefrom.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to 105% of the daily marked to market value of the missing securities. To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to the ETF for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of an ETF if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of an ETF; (iii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iv) acceptance of the In-Kind Creation Basket would have adverse tax consequences to the ETF; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise in the discretion of the Trust or the Manager have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor and Manager make it practically impossible to process creation orders. Examples of such circumstances include acts of God, public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Manager, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.

Redeeming Creation Units


Fund Redemptions. ETF Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by an ETF through the Transfer Agent and only on a Business Day. There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The redemption proceeds for a Creation Unit generally consist of the In-Kind Redemption Basket and a Cash Redemption Amount, which consists of a Balancing Amount and a Transaction Fee.

The Balancing Amount reflects the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket, the ETF pays the Balancing Amount to the redeeming investor. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to the ETF.

BNY Mellon, in a portfolio composition file sent via the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the portfolio securities in the current In-Kind Redemption Basket (subject to possible amendment or correction). The In-Kind Redemption Basket on a particular Business Day may not be identical to the In-Kind Creation Basket for that day.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF's NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received will be effectuated based on the NAV of the ETF as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after 4:00 p.m. Eastern time, will be deemed received on the next Business Day and will be effected at the NAV next determined on such next Business Day. The applicable In-Kind Redemption Basket and the Cash Redemption Amount will be transferred to the investor by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of ETF Shares directly through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and any Cash Redemption Amount owed to the redeeming party by the third Business Day following the

In the event that the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Units to be redeemed to the Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing Shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 105% of the value of the missing Shares, which the Manager may change from time to time.

The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the relevant ETF, to purchase the missing Shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such Shares and the value of the collateral.

The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant or an Authorized Participant with the ability to transact through the Federal Reserve System, as applicable, not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the ETF are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either: (i) the requisite number of Shares of the relevant ETF are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the ETF Shares of the relevant ETF are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the securities in the In-Kind Redemption Basket, the Trust may in its discretion exercise its option to redeem such ETF Shares in cash, and the redeeming beneficial owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that an ETF may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its ETF Shares based on the NAV of Shares of the relevant ETF next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the ETF's brokerage and other transaction costs associated with the disposition of securities in the In-Kind Redemption Basket). An ETF may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the In-Kind Redemption Basket, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of ETF Shares for the In-Kind Redemption Basket will be subject to compliance with applicable federal and state securities laws and the ETF (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific securities in the In-Kind Redemption Basket upon redemptions or could not do so without first registering the securities in the In-Kind Redemption Basket under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the In-Kind Redemption Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming beneficial owner of the ETF Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.


                        DETERMINATION OF NET ASSET VALUE


The net asset value, or NAV, of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. An ETF's NAV per Share is computed by dividing the net assets by the number of Shares outstanding.

                                    TAXATION

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, each ETF is treated as a separate corporate entity and has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves each ETF of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, an ETF does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the ETF would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for dividends to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such ETF's current and accumulated earnings and profits and would be eligible for taxation at reduced rates through 2010 for non-corporate shareholders and for the dividends received deduction available in some circumstances to corporate shareholders. Moreover, if an ETF were to fail to make sufficient distributions in a year, the ETF would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the ETF could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any. Each ETF intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the ETF on December 31 of such year if such dividends are actually paid during January of the following year.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by the ETF and investments in passive foreign investment companies ("PFICs") are complex and, in some cases, uncertain. Such transactions and investments may cause the ETF to recognize taxable income prior to the receipt of cash, thereby requiring the ETF to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which the ETF invests, the ETF may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the ETF fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "Section 988 hedging transaction" will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by the ETF which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Dividends and interest received by an ETF may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The ETF will be required in certain cases to impose "backup withholding" on taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the ETF when required to do so either that they are not subject to backup withholding or that they are "exempt recipients." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is provided.

As a result of tax requirements, the Trust on behalf of each ETF has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the ETF and if, pursuant to section 351 of the Code, the ETF would have a basis in the transferred securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Except as described below, dividends paid by an ETF to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. Shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. Shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, or, through December 31, 2010, interest-related dividends and short-term capital gain dividends, or upon the sale or other disposition of shares of an ETF.
The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

                                   Appendix A

               Proxy Voting Policies and Procedures for the Trust



                            GRAIL ADVISORS ETF TRUST
                      Proxy Voting Policies and Procedures

Grail Advisors ETF Trust (the "Trust") has adopted these Proxy Voting Policies and Procedures (the "Trust Policy"), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of shareholders of the series of the Trust ("Funds").

The Funds are managed by Grail Advisors, LLC ("Manager"). The Manager may retain a proxy voting service ("Proxy Voting Service") to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic issuers consistent with these Policies.

Shareholders of the Funds expect the Trust to vote proxies received from issuers whose voting securities are held by a Fund. The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments. For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of the Trust, Fund and Fund shareholders.

I.       Delegation of Proxy Voting to Subadvisers

Each of the Funds whose portfolio is managed by a sub-adviser ("Sub-Adviser") shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). For securities in the portfolio of a Fund that is managed by more than one Sub-Adviser, each Sub-Adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund's portfolio, except that, to the extent such a Fund has a primary Sub-Adviser ("Primary Sub-Adviser," and with respect to each Fund a subset of the Fund's Sub-Advisers), the securities of the Fund may be voted pursuant to the policies and procedures adopted by the Primary Sub-Adviser in conformance with the Advisers Act or, with respect to the various Sub-Advisers' portions of the Fund's portfolio, pursuant to each Sub-Adviser's proxy voting policies and procedures, as adopted in conformance with the Advisers Act.

Except as noted below, the Trust Policy with respect to a Fund shall be the same as that adopted by the Primary Sub-Adviser or Sub-Adviser, as applicable, with respect to voting proxies held by its clients (the "Sub-Adviser Policy"). Each Sub-Adviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy.

II.      Material Conflicts of Interest

If (i) a Sub-Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund and (b) the Fund's investment advisers (including Sub-Advisers), principal underwriter, or any of their affiliated persons, and (ii) the Sub-Adviser does not propose to vote on the particular issue in the manner prescribed by its Sub-Adviser Policy, then the Sub-Adviser will follow the material conflict of interest procedures set forth in its Sub-Adviser Policy when voting such proxies.

If a Sub-Adviser Policy provides that in the case of a material conflict of interest between Fund shareholders and another party, the Sub-Adviser will ask the Board of Trustees of the Trust ("Board") to provide voting instructions, the Sub-Adviser, in its discretion, shall vote the proxies as recommended by an independent third party or according to its own proxy voting policy, or the Sub-Adviser shall abstain from voting the proxies altogether.

III.     Securities Lending Program

Certain of the Funds may participate in a securities lending program through a lending agent. When a Fund's securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. Where a Sub-Adviser determines, however, that a proxy vote may be material to the Fund or Trust, the Sub-Adviser should request that the Trust recall the security for the purposes of the Sub-Adviser voting the security.

IV. Disclosure of Proxy Voting Policies and Procedures in the Trust's Statement of Additional Information
         ("SAI")

The Trust shall include in its SAI a summary of the Trust Policy and of each Sub-Adviser Policy. In lieu of including a summary of policy, the Trust may include the policies in full.

V. Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy and the Trust's proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission's ("SEC") website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send the foregoing documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

VI.      Filing of Proxy Voting Record on Form N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

VII.     Manager, Sub-Adviser and Trust CCO Responsibilities

The Trust has delegated proxy voting authority with respect to Fund portfolio securities to the Fund's Sub-Adviser(s), as set forth above. Consistent with this delegation, each Sub-Adviser is responsible for the following:

1) Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

2) Providing the Manager, through a Primary Sub-Adviser, as applicable, with a quarterly certification indicating that the Sub-Adviser did vote proxies of the Fund in a manner consistent with the Sub-Adviser Policy. If the Sub-Adviser voted any proxies in a manner inconsistent with the Sub-Adviser Policy, the Sub-Adviser will promptly provide the Manager with a report detailing the exceptions prior to the end of the quarter in which the exceptions occurred.

3) Providing the Manager, through a Primary Sub-Adviser, as applicable, with a copy and description of the Sub-Adviser Policy prior to being approved by the Board as a Sub-Adviser for the Fund, accompanied by a certification that represents that the Sub-Adviser Policy has been adopted in conformity with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the Manager with notice of any amendment or revision to the Sub-Adviser Policy or with a description thereof.

4) The Manager is required to report all material changes to a Sub-Adviser Policy quarterly to the Board.

5) The annual written compliance report of the Trust's Chief Compliance Officer ("CCO") to the Board will contain a summary of the material changes to each Sub-Adviser Policy during the period covered by the report.

VIII.    Review Responsibilities

The Trust may retain a proxy voting service ("Proxy Voting Service") to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust's reports on Form N-PX with the SEC.

The Manager or, where applicable, a Primary Sub-Adviser will review the Funds' voting records maintained by the Proxy Voting Service in accordance with the following procedures:

1) Receive a file with the proxy voting information directly from the Sub-Adviser, as applicable, on a quarterly basis.

2) Select a sample of proxy votes from the files submitted and examine them against the Proxy Voting Service files for accuracy of the votes.

To the extent that a Primary Sub-Adviser takes responsibility for reviewing a Fund's voting records pursuant to this paragraph, the Primary Sub-Adviser will report the results of its review to the Manager. The Trust will deliver instructions to shareholders on how to access proxy voting information in the Trust's semi-annual and annual shareholder reports.

IX.      Proxy Voting Service Responsibilities

Aggregation of Votes:

The Proxy Voting Service's proxy disclosure system will collect Fund-specific voting records, including votes cast by multiple Sub-Advisers or third party voting services.

Reporting:

The Proxy Voting Service's proxy disclosure system will provide the following reporting features:

1) multiple report export options;

2) report customization by Fund, account, portfolio manager, security, etc.; and

3) account details available for vote auditing.

X. Form N-PX Preparation and Filing

Fund Administrator will be responsible for oversight and completion of the filing of the Trust's reports on Form N-PX with the SEC. The Proxy Voting Service will prepare the EDGAR version of Form N-PX and will submit it to Fund Administrator for review and approval prior to filing with the SEC; the Fund Administrator in turn will submit it to the Trust for review and approval prior to filing with the SEC. Upon the approval of the Trust and Fund Administrator, the Proxy Voting Service will file Form N-PX for each twelve-month period ended June 30. The filing for each year will be made with the SEC on or before August 31 of that year.

XI.      Recordkeeping

Records of all votes will be maintained by Proxy Voting Service. Documentation of all votes for the Trust will be maintained by the Manager and/or the Proxy Voting Service. Such documentation will include the recommendations of the Sub-Advisers along with pertinent supporting comments and letters, the Trust Policy, any additional information gathered by the Manager, minutes from any meeting at which the Board considered a proxy voting matter, the conclusion of the Board and the Trust's final vote.

Adopted: March 18, 2009

                                   Appendix B

            Proxy Voting Policies and Procedures for RP and Wedgewood

                   RP Advisors, LLC - Policies and Procedures
                                  Proxy Voting



          Policy

          RP Advisors, LLC ("RP") as a matter of policy and as a fiduciary to its clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of its clients. RP maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about its proxy policies and practices. RP's policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies, maintain relevant and required records and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities.

          Background

          Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisors registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended ("Advisors Act") to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an advisor addresses material conflicts that may arise between an advisor's interests and those of its clients; (b) to disclose to clients how they may obtain information from the advisor with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the advisor's proxy voting activities when the advisor does have proxy voting authority.



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          Proxy Voting Procedures & Guidelines for Funds Directly Managed by RP

          With respect to any funds directly managed by RP, RP has adopted the following procedures and guidelines to implement the firm's policy and reviews these procedures and guidelines to monitor and ensure that the firm's policy is observed, implemented properly and amended or updated, as appropriate.
              Voting Procedures

              o All employees will forward any proxy materials received on behalf of clients to RP's Chief Compliance Officer ("RP's CCO");

              o RP's CCO will determine how RP should vote the proxy in a timely and appropriate manner according to the below voting guidelines;

              o RP's CCO may, in his or her discretion, employ a credible third-party service to coordinate, collect and maintain any proxy related material and to prepare and file RP's votes.

              Voting Guidelines

              o In the absence of specific voting guidelines or other qualifying restrictions from a client, RP will vote all proxies from a specific issuer the same way for each client. Clients are permitted to place reasonable restrictions on RP's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

              o RP will generally vote in favor of routine corporate proposals including but not limited to the election of directors and selection of auditors.

              o RP will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

              o With respect to all other proposals, RP will consider the effect of such proposals on shareholder value and the issuer's business practices as well as the opinion of management and the effect on management of the proposal and will vote, on a case-by-case basis, in a manner that RP considers consistent with the best economic interests of its clients.

          Voting Different from Proxy Guidelines

          A portfolio manager or other party involved with a client's account may conclude that the best interest of a client requires that a proxy be voted in a manner that differs from the above Voting Guidelines. In this situation, he or she may request that RP consider voting the proxy other than according to such Voting Guidelines. If any person, group, or entity requests that RP vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to RP a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption. RP may consider such request in its determination of a given vote, subject to the conflicts of interest procedures discussed below.

          Abstaining from Voting a Proxy with respect to non-U.S. Securities

          With respect to non-U.S. securities, RP may abstain from voting a client proxy for cost or other reasons. RP will weigh the costs and benefits of voting proxy proposals relating to non-U.S. securities and will make an informed decision as to whether voting a given proxy proposal is prudent and solely in the interests of its clients. RP's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

         Delegation of Proxy Voting to Sub-Advisors of RP

         With respect to funds that are managed by a sub-advisor to RP ("Sub-Advisor"), the Sub-Advisor shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in compliance with the Advisors Act and reasonably designed to ensure that the Sub-Advisor votes portfolio securities in the best interest of the clients owning the portfolio securities voted ("Sub-Advisor Policy").

         Sub-Advisor Responsibilities


         To the extent RP has delegated proxy voting authority to a Sub-Advisor, as set forth above, the Sub-Advisor shall be responsible for the following:

            1)    Implementing its Sub-Advisor Policy.

            2) Providing RP with a copy and description of its Sub-Advisor Policy as accompanied by a certification that represents that the Sub-Advisor Policy has been adopted in conformity with the Advisors Act. Thereafter, providing RP with notice of any amendment or revision to the Sub-Advisor Policy and a description thereof.

            3) Providing RP with a quarterly certification indicating that the Sub-Advisor did vote proxies in a manner consistent with the Sub-Advisor Policy. If the Sub-Advisor voted any proxies in a manner inconsistent with the Sub-Advisor Policy, the Sub-Advisor will promptly provide RP with a report detailing the exceptions prior to the end of the quarter in which the exceptions occurred.

            4) Providing RP a copy of each written request from a client for information on how the Sub-Advisor voted such client's proxies, and a copy of any written response.

         Conflicts of Interest

         RP will identify any conflicts that exist between its interests and those of its clients by reviewing the relationship of RP, any of RP's employees and any Sub-Advisors with the issuer of each security to determine if there is any material financial, business or personal relationship with the issuer.

         If a material conflict of interest exists, RP's CCO will, in its discretion, (i) determine the most appropriate manner in which to address the conflict in a manner consistent with the best interests of RP's clients and in a manner not affected by the conflict of interest including, but not limited to, voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation and (ii) maintain a record of the voting resolution of any conflict of interest.

         Securities Lending Program

         RP or its Sub-Advisors may, on behalf of its clients, participate in a securities lending program through a lending agent with respect to certain of the securities in portfolios managed by RP or its Sub-Advisors. To the extent any of such securities are out on loan, such securities would be transferred into the borrower's name and would, in most circumstances, be voted by the borrower, in its discretion. To the extent that RP or a Sub-Advisor determines that a proxy vote is, in its discretion, material, RP or the Sub-Advisor will recall the security for the purposes of voting the proxy.

         Disclosure

         RP will disclose a summary of its proxy voting policies and procedures including a statement that clients may request information regarding how RP voted a client's proxies and that clients may request a complete copy of these policies and procedures.

         Client Requests for Information

         All client requests for information regarding proxy votes, or policies and procedures, received by any employee will be forwarded to RP's CCO.

         In response to any such request, RP's CCO will prepare a written response to the client with the information requested and, as applicable, will include the name of the issuer, the proposal voted upon, and how RP and its respective Sub-Advisors voted the client's proxy with respect to each proposal about which client inquired. Recordkeeping


          RP's CCO shall retain the following proxy records in accordance with the SEC's five-year retention requirement.
                  o   These policies and procedures and any amendments;
                  o   Proxy statements received for client securities;
                  o   Records of votes cast on behalf of clients;
                  o Any document RP or its respective Sub-Advisors created that was material to making a decision how to vote proxies, or that memorializes that decision; and
                  o A copy of each written request from a client for information on how RP or its respective Sub-Advisor(s) voted such client's proxies, and a copy of any written response.

         Where possible RP shall rely on the SEC's electronic EDGAR system rather than maintaining its own copies. With respect to proxy statements and records of votes cast by RP or any Sub-Advisor, rather than maintaining its own copies, RP shall rely on records maintained by a third party such as a proxy voting service approved by RP's CCO, provided that RP shall obtain an undertaking from such third party to provide a copy of these records promptly upon request.

         Adopted:  August 25, 2009

                       Wedgewood - Policies and Procedures
                                   Proxy Voting


          Policy

          Wedgewood Partners, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of third party accounts. Wedgewood/Ridge Clearing clients receive voting proxies direct. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

          Background

          Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

          Investment advisers registered with the
          SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
          Responsibility

          Sheila Godfrey has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.
          Procedure

          Wedgewood Partners, Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

          Voting Procedures

o All employees will forward any proxy materials received on behalf of clients to Sheila Godfrey;

o Absent material conflicts, Sheila Godfrey will determine how Wedgewood Partners, Inc. should vote the proxy in accordance (always with management), complete the proxy and vote the proxy in a timely and appropriate manner.
          Disclosure

o Wedgewood Partners, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Wedgewood Partners, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.

o Sheila Godfrey upon request will also send a copy of this summary to all existing clients who have previously received Wedgewood Partners, Inc.'s Disclosure Document; or Sheila Godfrey may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

          Client Requests for Information

o All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Sheila Godfrey.

o In response to any request Sheila Godfrey will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Wedgewood Partners, Inc. voted the client's proxy with respect to each proposal about which client inquired.

          Voting Guidelines

o In the absence of specific voting guidelines from the client, Wedgewood Partners, Inc. will vote proxies in the best interests of each particular client. Wedgewood Partners, Inc.'s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Wedgewood Partners, Inc.'s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

o Wedgewood Partners, Inc. will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

o Wedgewood Partners, Inc. will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

o In reviewing proposals, Wedgewood Partners, Inc. will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

          Conflicts of Interest

o Wedgewood Partners, Inc. will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Wedgewood Partners, Inc. with the issuer of each security to determine if Wedgewood Partners, Inc. or any of its employees has any financial, business or personal relationship with the issuer.

o If a material conflict of interest exists, Sheila Godfrey will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

o Wedgewood Partners, Inc. will maintain a record of the voting resolution of any conflict of interest. Recordkeeping

          Sheila Godfrey shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

o         These policies and procedures and any amendments;


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o         Any document Wedgewood Partners, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

o A copy of each written request from a client for information on how Wedgewood Partners, Inc. voted such client's proxies, and a copy of any written response.

o         Chief Compliance Officer/Anthony Guerrerio







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

                                   Appendix C

                        Description Of Securities Ratings



A.        Long-Term Ratings

1. Moody's Investors Service - Long-Term Corporate Obligation Ratings Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                                       C-1
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2.        Standard and Poor's - Long-Term Issue Credit Ratings (including
          Preferred Stock)

          Issue credit ratings are based, in varying degrees, on the following considerations:
          o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
          o        Nature of and provisions of the obligation;
          o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

3.      Fitch - International Long-Term Credit Ratings

        International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

        The following rating scale applies to foreign currency and local currency ratings:


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


        Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

        Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


CCC Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC      Default of some kind appears probable.

C       Default is imminent.

RD Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:


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


        o Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

        o The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

        o The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

        Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

        Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

        Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.      Preferred Stock Ratings

1.      Moody's Investors Service

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa n issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there As a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the ioreseeable future.
        f


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

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c         This is the lowest rated class of preferred or preference stock.
          Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


C.       Short Term Ratings

1.       Moody's Investors Service

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.      Standard and Poor's

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1 A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


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B-2     A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Dual Ratings. Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

3.       itch
        F
         he following ratings scale applies to foreign currency and local currency ratings. A Short-term rating Tas a time horizon of less than 13 months for most obligations, or up to three years for US public hinance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue fnticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place areater emphasis on the liquidity necessary to meet financial commitments in a timely manner. g

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note he modifiers "+" or "-" may be appended to a rating to denote relative status within major rating Tategories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', cr to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC oategory, whereas issuers are only rated CCC without the use of modifiers.) c



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